                                                                    Exhibit 10.8



                               DATED May 26, 1999

                                 EURO 45,378,022

                                 LOAN AGREEMENT

                                       for

                          VERSATEL TELECOM EUROPE B.V.


                                  GUARANTEED BY

                         VERSATEL TELECOM INTERNATIONAL
                                 N.V. AND OTHERS

                            AGENT AND SECURITY AGENT

                          NORTEL NETWORKS INTERNATIONAL
                             FINANCE & HOLDING B.V.

                                    CONTENTS

CLAUSE                                          HEADING                                             PAGE
1        Interpretation................................................................................1
         1.1      Definitions..........................................................................1
         1.1      Interpretation......................................................................22
         1.2      Majority Lenders....................................................................23
         1.3      Agent's opinion.....................................................................23

2        The Facility.................................................................................23
         2.1      The Facility........................................................................23
         2.2      Purpose.............................................................................24

3        Conditions...................................................................................24
         3.1      Documentary conditions precedent....................................................24
         3.2      Further conditions..................................................................24
         3.3      Waiver of conditions precedent......................................................24
         3.4      Notification........................................................................25

4        The Loan.....................................................................................25
         4.1      Drawdown............................................................................25
         4.2      Amount of Advances..................................................................25
         4.3      Termination of Commitments..........................................................26
         4.4      Notification to Lenders.............................................................26
         4.5      Application of proceeds.............................................................26

5        Repayment....................................................................................26

6        Prepayment...................................................................................26
         6.1      Voluntary Prepayments...............................................................26
         6.2      Additional voluntary prepayment.....................................................26
         6.3      Mandatory Prepayment................................................................27
         6.4      Application of prepayments to repayment instalments.................................28
         6.5      Amounts payable on prepayment.......................................................28
         6.6      Cancellation........................................................................28
         6.7      Application of mandatory prepayments................................................29
         6.8      Prepayments generally...............................................................29

7        Interest.....................................................................................29
         7.1      Dates of payment....................................................................29
         7.2      Rates of interest...................................................................29
         7.3      Applicable Margin...................................................................29
         7.4      Determination of Interest Periods...................................................30
         7.5      Notification by the Agent...........................................................31

8        Interest for late payment....................................................................31
         8.1      The Borrower's obligation to pay....................................................31
         8.2      Normal rate.........................................................................31
         8.3      Initial rate on acceleration of the Loan............................................31
         8.4      Date of payment.....................................................................31
         8.5      Notification by the Agent...........................................................31

9        Fees and expenses............................................................................31
         9.1      Facility fee........................................................................31
         9.2      Commitment commission...............................................................31
         9.3      Expenses............................................................................32
         9.4      Stamp and other duties..............................................................32
         9.5      VAT.................................................................................32

10       Guarantee....................................................................................32
         10.1     Covenant to pay.....................................................................32
         10.2     Guarantors as principal debtors; indemnity..........................................33
         10.3     Limitation..........................................................................33
         10.4     No security taken by Guarantors.....................................................34
         10.5     Interest............................................................................34
         10.6     Continuing security and other matters...............................................34
         10.7     New accounts........................................................................34
         10.8     Liability unconditional.............................................................34
         10.9     Collateral Instruments..............................................................35
         10.10    Waiver of Guarantors' rights........................................................35
         10.11    Suspense accounts...................................................................36
         10.12    Settlements conditional.............................................................36
         10.13    Guarantors to deliver up certain property...........................................36
         10.14    Retention of this guarantee.........................................................36
         10.15    Changes in constitution or reorganisations of Lenders...............................36
         10.16    Other Guarantors....................................................................37
         10.17    Acceding Guarantors.................................................................37

11       Representations..............................................................................38
         11.1     Representations.....................................................................38
         11.2     Due incorporation...................................................................38
         11.3     The Documents.......................................................................38
         11.4     Litigation..........................................................................38
         11.5     The Accounts........................................................................39
         11.6     Works councils......................................................................39
         11.7     Choice of law.......................................................................39
         11.8     Title to assets.....................................................................39
         11.9     Intellectual Property Rights........................................................39
         11.10    Project Agreements..................................................................40
         11.11    Licences and Necessary Authorisations...............................................40
         11.12    No withholding Taxes................................................................40
         11.13    Telecommunications Laws.............................................................40
         11.14    Environmental Matters...............................................................40
         11.15    Information.........................................................................40
         11.16    Notes...............................................................................41
         11.17    Year 2000 Issue.....................................................................41
         11.18    Books and records...................................................................41
         11.19    Business Plan.......................................................................41
         11.20    Default.............................................................................41
         11.21    Repetition..........................................................................41

12       Information Undertakings.....................................................................42
         12.1     General.............................................................................42

         12.2     Defaults............................................................................43

13       Undertakings.................................................................................43
         13.1     Obligors' undertakings..............................................................43
         13.2     Purpose.............................................................................43
         13.3     Consents............................................................................43
         13.4     Compliance with licences etc. relating to the business of the Group.................43
         13.5     Pari passu..........................................................................44
         13.6     Insurance...........................................................................44
         13.7     Environmental Licences..............................................................44
         13.8     Environmental Claims................................................................44
         13.9     Relevant Substances.................................................................44
         13.10    Year 2000...........................................................................45
         13.11    Intellectual Property Rights........................................................45
         13.12    Change in basis of accounts.........................................................46
         13.13    Financial Year End..................................................................46
         13.14    Authorised Officers.................................................................47
         13.15    Auditors............................................................................47
         13.16    Inspection..........................................................................47
         13.17    Taxes...............................................................................47
         13.18    Subordination of loans from Subordinated Creditor...................................47
         13.19    Business Plan.......................................................................47
         13.20    Working capital.....................................................................48
         13.21    Business............................................................................48
         13.22    Maintenance of Systems and Software.................................................48
         13.23    Permitted Acquisitions..............................................................48

14       Negative undertakings........................................................................49
         14.1     Obligors' undertakings..............................................................49
         14.2     Negative pledge.....................................................................49
         14.3     Senior Debt and guarantees..........................................................49
         14.4     Disposals...........................................................................50
         14.5     Loans and guarantees................................................................50
         14.6     Equity yield........................................................................50
         14.7     Shareholders' meetings..............................................................50
         14.8     New share issues....................................................................50
         14.9     Amalgamation and merger.............................................................51
         14.10    Change in business..................................................................52
         14.11    Acquisitions and joint-ventures.....................................................52
         14.12    Swaps and hedging...................................................................52

15       Operational and Financial covenants..........................................................52
         15.1     Operational and Financial covenants.................................................52
         15.3     Post Annualised Consolidated EBITDA position........................................55
         15.4     Auditors certificate................................................................56

16       Default......................................................................................57
         16.1     Events of Default...................................................................57
         16.2     The Finance Documents...............................................................57
         16.3     Cross-default.......................................................................58
         16.4     Financial position..................................................................59

         16.5     Insolvency procedures...............................................................59
         16.6     Legal process.......................................................................59
         16.7     Compositions........................................................................60
         16.8     Litigation..........................................................................60
         16.9     Material Adverse Change.............................................................60
         16.10    Abandonment of the Project..........................................................60
         16.11    Project Agreements..................................................................60
         16.12    Environmental matters...............................................................61
         16.13    Telecommunications Laws.............................................................61
         16.14    Licences............................................................................61
         16.15    Restricted Persons..................................................................61
         16.16    Consequences of Event of Default....................................................62

17       Payments.....................................................................................62
         17.1     Payments by the Obligors............................................................62
         17.2     Payments in the wrong currency......................................................63
         17.3     Partial payments....................................................................63
         17.4     Pro-rata payments...................................................................64
         17.5     No release..........................................................................65
         17.6     No charge...........................................................................65
         17.7     Reconventioning.....................................................................65

18       Taxes........................................................................................65
         18.1     Grossing-up.........................................................................65
         18.2     Qualifying Person...................................................................66
         18.3     Claw-back of Tax benefit............................................................66

19       Indemnity....................................................................................66
         19.1     General indemnities.................................................................66
         19.2     Environmental indemnity.............................................................67

20       Set-off......................................................................................67
         20.1     Set-off.............................................................................67
         20.2     Purchase of currencies..............................................................67
         20.3     Notification........................................................................67

21       Calculations and certificates................................................................67
         21.1     Calculations........................................................................67
         21.2     Certificates........................................................................67

22       Market disruption............................................................................68
         22.1     Problems with EURIBOR; unavailability of funds......................................68

23       Changes in Regulation........................................................................69
         23.1     Circumstances when this clause applies..............................................69
         23.2     Obligation to compensate the Lender.................................................69
         23.3     Exceptions..........................................................................69
         23.4     Mitigation..........................................................................70
         23.5     Illegality..........................................................................70

24       Transfer.....................................................................................70
         24.1     No transfers by the Obligors........................................................70
         24.2     Transfers by the Lender: Transfer Agreements........................................70

         24.3     Reliance on Transfer Certificate....................................................71
         24.4     Authorisation of Agent..............................................................72
         24.5     Construction of certain references..................................................72
         24.6     Lending offices.....................................................................72
         24.7     Disclosure of information...........................................................72
         24.8     Confidentiality undertaking.........................................................72
         24.9     Limitation on certain obligations...................................................73
         24.10    Restrictions on transfers...........................................................73
         24.11    Sub-participation...................................................................73

25       Agent, Security Agent and Reference Banks....................................................73
         25.1     Appointment of Agent................................................................73
         25.2     Agent's actions.....................................................................74
         25.3     Agent's duties......................................................................74
         25.4     Agent's rights......................................................................74
         25.5     No liability of Security Agent and Agent............................................75
         25.6     Non-reliance on Security Agent or Agent.............................................76
         25.7     No Responsibility on Security Agent or Agent for certain matters....................76
         25.8     Reliance on documents and professional advice.......................................77
         25.9     Other dealings......................................................................77
         25.10    Rights of Agent and Security Agent as Lender; no partnership........................77
         25.11    Amendments and waivers..............................................................78
         25.12    Reimbursement and indemnity by Lenders..............................................79
         25.13    Retirement of Agent.................................................................79
         25.14    Change of Reference Banks...........................................................80
         25.15    Prompt distribution of proceeds.....................................................80

26       Decisions of Lenders and Agent...............................................................81
         26.1     Obligations several.................................................................81
         26.2     Interests several...................................................................81
         26.3     Majority Lenders....................................................................81
         26.4     Lenders acting together.............................................................82

27       Notices and other matters....................................................................82
         27.1     Address for Notice..................................................................82
         27.2     Notice to Agent.....................................................................83
         27.3     No implied waiver, remedies cumulative..............................................83
         27.4     Counterparts........................................................................83

28       Governing Law and Jurisdiction...............................................................83
         28.1     Law.................................................................................83
         28.2     Submission to jurisdiction..........................................................83
         28.3     Agent for service of process........................................................84
         28.4     Inconvenient forum..................................................................84

SCHEDULE

1        Part A - Initial administrative details of the Banks.........................................85
         Part B - Original Guarantors.................................................................86

2        Form of Drawdown Notice......................................................................87

3        Part A - Documents and evidence required as conditions precedent to first Advance............88

         Part B - Documents and evidence  required as conditions  precedent to Advance in respect of Reunion Equipment.........................................................................90

4        Calculation of UK Additional Cost............................................................91

5        Form of Transfer Certificate.................................................................93

6        Compliance Certificate to be delivered by an Authorised Officer of the Borrower..............97

7        Project Agreements...........................................................................99

8        Licences....................................................................................100

9        Part A - Deed of Guarantor Accession........................................................101
         Part B - Documents and Evidence to be delivered by an Acceding Guarantor....................103

THIS AGREEMENT is dated May 26, 1999 and made BETWEEN:

(1) VERSATEL TELECOM EUROPE B.V. as the Borrower;

(2) VERSATEL TELECOM INTERNATIONAL N.V. and others as Original Guarantors as set out in part B of schedule 1;

(3) THE LENDERS whose names and addresses are set out in part A of schedule 1;

(4) NORTEL NETWORKS INTERNATIONAL FINANCE & HOLDING B.V. as Agent; and

(5) NORTEL NETWORKS INTERNATIONAL FINANCE & HOLDING B.V. as Security Agent.

IT IS AGREED as follows:

1        INTERPRETATION

1.1      DEFINITIONS

         In this Agreement, the following expressions have the meanings set opposite them:

         ACCEDING GUARANTORS                those entities which have become
                                            party to this Agreement as
                                            Guarantors pursuant to clause 10.17

         ACCOUNTS                           the audited consolidated annual
                                            accounts of the Group

         ADDITIONAL                         COST in respect of all Lenders, in
                                            relation to any period a percentage
                                            calculated for such period at an
                                            annual rate determined in accordance
                                            with schedule 4

         ADVANCE                            each borrowing under the Facility or
                                            (as the context requires) the
                                            principal amount of that borrowing
                                            outstanding at any relevant time

         AGENT                              NNIF or such other person as may be
                                            appointed agent for the Lenders
                                            pursuant to clause 25.13 and, in
                                            each case, its successors in title

         ANNUAL BUDGET                      the budget in respect of the Group
                                            for each financial year in the
                                            agreed form

         ANNUALISED CONSOLIDATED EBITDA     two times the aggregate Consolidated
                                            EBITDA of the Group for the two most
                                            recent Quarterly Periods in respect
                                            of which Quarterly Management
                                            Accounts have been delivered to the
                                            Agent under this Agreement

         ASSET CHARGES                      the pledges/charges in the agreed
                                            form entered or to be entered into
                                            by the Borrower and certain of its
                                            Subsidiaries over the Equipment in
                                            favour of the Security Agent

         ASSOCIATED COMPANY                 of a person means (i) any other
                                            person which is directly or
                                            indirectly controlled by, under
                                            common control with or controlling
                                            such person or (ii) any other person
                                            owning beneficially and/or legally
                                            directly or indirectly 10 per cent.
                                            or more of the equity interest in
                                            such person or 10 per cent. of whose
                                            equity interest is owned
                                            beneficially and/or legally directly
                                            or indirectly by such person. For
                                            the purposes of this definition the
                                            term "control" means possession,
                                            directly or indirectly, of the power
                                            to direct or cause the direction of
                                            the management and policies of a
                                            person whether through the ownership
                                            of interests or voting securities,
                                            by contract or otherwise

         AUTHORISED OFFICER                 in relation to an Obligor, that
                                            officer or officers of the Obligor
                                            authorised to sign Compliance
                                            Certificates, Drawdown Notices and
                                            other notices, requests, or
                                            confirmations referred to in this
                                            Agreement or relating to the
                                            Facility

         AVAILABLE COMMITMENT               in relation to a Lender at any time,
                                            its Commitment less its Contribution
                                            at that time

         AVAILABILITY PERIOD                the period from the date of this
                                            Agreement until 31 December 2000

         BANKING DAY                         (a)      a day (other than a
                                                      Saturday or a Sunday) on
                                                      which banks are open for
                                                      business in London and
                                                      Amsterdam; or

                                             (b)      in relation to rate fixing
                                                      a day on which
                                                      Trans-European Automated
                                                      Real-time Gross Settlement
                                                      Express Transfer system
                                                      (TARGET) is operating

         BORROWED MONEY                     any transaction having the economic
                                            effect of a borrowing or raising of
                                            money

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
         BORROWER                           VersaTel Telecom Europe B.V.
                                            (incorporated in The Netherlands
                                            with number 33303418) and having its
                                            statutory seat (statutaire zetel) at
                                            Amsterdam, The Netherlands, and its
                                            registered office at Paalbergweg 36,
                                            1105 BV Amsterdam-Zuidoost, The
                                            Netherlands

         BORROWER GROUP                     the Borrower and its Subsidiaries

         BUSINESS PLAN                      the year by year financial
                                            projections of the Borrower and its
                                            Subsidiaries for the period through
                                            to 31 December 2005 in the agreed
                                            form, as approved by the supervisory
                                            board of the Borrower and (without
                                            prejudice to clause 13.23) as
                                            amended with the approval of the
                                            supervisory board of the Borrower
                                            from time to time, with the consent
                                            of the Majority Lenders such consent
                                            not to be unreasonably withheld,
                                            provided that the Borrower shall
                                            have reviewed with the Lenders the
                                            revised material assumptions made in
                                            providing such amendments and the
                                            Majority Lenders shall not have
                                            demonstrated that such assumptions
                                            are unreasonable

         BUSINESS SUBSCRIBER                a Subscriber who subscribes for
                                            services at a business tariff or
                                            wholesale tariff with the relevant
                                            Group Member or subscribes to an
                                            entity acquired pursuant to clause
                                            13.23 which would be categorised as
                                            subscribing for services at a
                                            business tariff or wholesale tariff
                                            if it was a Subscriber of the
                                            Borrower

         CHANGE OF CONTROL                  has the meaning given to it in
                                            Section 1.1 of the indenture dated 3
                                            December, 1998 in respect of the
                                            November Notes (in their original
                                            form)

         COLLATERAL INSTRUMENTS             notes, bills of exchange,
                                            certificates of deposit and other
                                            negotiable and non-negotiable
                                            instruments, guarantees and any
                                            other documents or instruments which
                                            contain or evidence an obligation
                                            (with or without security) to pay,
                                            discharge or be responsible directly
                                            or indirectly for, any Indebtedness
                                            or liabilities under this Agreement
                                            and includes Encumbrances

         COMMITMENT                         in relation to a Lender at any
                                            relevant time, the amount set
                                            opposite its name in schedule 1
                                            and/or, in the case of a Transferee,
                                            the amount transferred as specified
                                            in the relevant Transfer Certificate
                                            as

                                            reduced, in each case, by any
                                            relevant term of this Agreement

         COMPLIANCE CERTIFICATE             a certificate substantially in the
                                            form set out in schedule 6 in
                                            relation to the compliance (or
                                            otherwise) with the undertakings in
                                            clause 15 issued by an Authorised
                                            Officer of the Borrower in relation
                                            to Quarterly Management Accounts

         CONSOLIDATED EBITDA                means, in respect of any period, the
                                            consolidated profit (i) on ordinary
                                            activities of the Group or (ii)
                                            attributable to an acquisition or
                                            investment referred to in clause
                                            13.23 before Taxation and after
                                            operating expenses adjusted as
                                            follows:

                                            (a)  before interest received or
                                                 receivable but excluding
                                                 interest paid or payable
                                                 and other similar income or
                                                 costs to the extent not
                                                 already excluded;

                                            (b)  before any charge for the
                                                 amortisation of goodwill or any
                                                 other intangible asset;

                                            (c)  before deducting any
                                                 exceptional or extraordinary
                                                 costs and before including
                                                 exceptional or extraordinary
                                                 income;

                                            (d)  before the depreciation of
                                                 fixed assets; and

                                            (e)  before any foreign exchange
                                                 losses or gains

         CONTRIBUTION                       in relation to a Lender, the
                                            principal amount of the Loan owing
                                            to such Lender at any relevant time

         CURRENT ASSETS                     at any relevant time, the aggregate
                                            of the current assets of the Group
                                            at such time which would fall to be
                                            included as current assets in a
                                            consolidated balance sheet of the
                                            Group drawn up at such time in
                                            accordance with GAAP

         CURRENT LIABILITIES                at any relevant time, the aggregate
                                            of the current liabilities
                                            (excluding short term debt (which
                                            shall include, for the avoidance of
                                            doubt, any long term debt repayable
                                            within 12 months) and overdrafts) of
                                            the Group at such time which would
                                            fall to be included as current
                                            liabilities in a consolidated
                                            balance sheet of the Group drawn up
                                            at such time in accordance with GAAP

         DEED OF GUARANTOR                  a deed to be executed and delivered
         ACCESSION                          by any Acceding Guarantor pursuant
                                            to clause 10.17 substantially in the
                                            form of schedule 9 part A

         DEFAULT                            any Event of Default or any event or
                                            circumstance which would, upon the
                                            giving of a notice by the Lender,
                                            the expiry of a period or the
                                            fulfilment of any other condition
                                            (in each case as specified by
                                            reference in clause 16), constitute
                                            an Event of Default

         DERIVATIVES CONTRACT               a contract, agreement or transaction
                                            which is:

                                            (a)      a rate swap, basis swap,
                                                     commodity swap, forward
                                                     rate transaction, commodity
                                                     option, equity (or equity
                                                     or other index) swap or
                                                     option, bond option,
                                                     interest rate option,
                                                     foreign exchange
                                                     transaction, collar or
                                                     floor, currency swap,
                                                     currency option or any
                                                     other similar transaction;
                                                     and/or

                                            (b)      any combination of such
                                                     transactions,

                                            in each case, whether on-exchange
                                            or otherwise

         DOLLARS AND $                      the lawful currency for the time
                                            being of the United States of
                                            America

         DRAWING                            each drawing by way of an Advance

         DRAWDOWN DATE                      the date on which a Drawing takes
                                            place

         DRAWDOWN NOTICE                    a notice substantially in the form
                                            of schedule 2, duly completed by the
                                            Borrower

         DUTY                               any duty, obligation or liability of
                                            any kind

         ELIGIBLE ACCOUNTS                  has the meaning given to it in
         RECEIVABLE                         Section 1.1. of the indenture dated
                                            3 December, 1998 in respect of the
                                            November Notes

         EMU                                Economic and Monetary Union as
                                            contemplated in the Treaty

         EMU LEGISLATION                    means legislative measures of the
                                            European Council for the
                                            introduction of, changeover to, or
                                            operation of, a single or unified
                                            European currency

         ENCUMBRANCE                        any mortgage, charge (whether fixed
                                            or floating), pledge, lien,
                                            hypothecation, assignment by way of
                                            security, trust arrangement for the
                                            purpose of

                                            providing security or other security
                                            interest of any kind securing any
                                            obligation of any person or any
                                            other arrangement having the effect
                                            of conferring rights of retention or
                                            set-off or other disposal rights
                                            over an asset (including without
                                            limitation title transfer and/or
                                            retention arrangements having a
                                            similar effect but excluding
                                            arrangements conferring rights of
                                            retention or set-off in the ordinary
                                            course of business) and includes any
                                            agreement to create any of the
                                            foregoing

         ENVIRONMENTAL CLAIM                any claim, notice prosecution,
                                            demand, action, official warning,
                                            abatement or other order
                                            (conditional or otherwise) relating
                                            to Environmental Matters or any
                                            notification or order requiring
                                            compliance with the terms of any
                                            Environmental Licence or
                                            Environmental Law

         ENVIRONMENTAL LAW                  all or any law, statute, rule,
                                            regulation, treaty, by-law, code of
                                            practice, order, notice, demand,
                                            decision of the courts or of any
                                            governmental authority or agency or
                                            any other regulatory or other body
                                            in any jurisdiction relating to
                                            Environmental Matters

         ENVIRONMENTAL LICENCE              any permit, licence, authorisation,
                                            consent or other approval required
                                            at any time by any Environmental Law

         ENVIRONMENTAL MATTERS              (a) the generation, deposit,
                                            disposal, keeping, treatment,
                                            transportation, transmission,
                                            handling, importation, exportation,
                                            processing, collection, sorting,
                                            presence or manufacture of any waste
                                            or any Relevant Substance; (b)
                                            nuisance, noise, defective premises,
                                            health and safety at work or
                                            elsewhere; and (c) the pollution,
                                            conservation or protection of the
                                            environment (both natural and built)
                                            or of man or any living organisms
                                            supported by the environment or any
                                            other matter whatsoever affecting
                                            the environment or any part of it

         EQUIPMENT                          the goods and services (including
                                            the Reunion Equipment) provided or
                                            to be provided by Nortel Networks to
                                            the Borrower or any other Obligor
                                            pursuant to the Supply Agreement, as
                                            further set out in schedule 2 to the
                                            Supply Agreement

         EURIBOR                            in relation to a particular period:

                                            (a)  the percentage rate per annum
                                                 which is sponsored by the
                                                 European Banking Federation and
                                                 which appears on Telerate page
                                                 248 or such other page as may
                                                 replace such page 248 on such
                                                 system or on any other system
                                                 of the information vendor for
                                                 the time being designated by
                                                 the Federation Bancaire de
                                                 l'Union Europeene to be the
                                                 official collector, calculator
                                                 and distributor of the Euro
                                                 Interbank Offered Rate; or

                                            (b)  if no such rate is to appear on
                                                 the Telerate Screen, the
                                                 arithmetic mean (rounded
                                                 upward, if necessary, to the
                                                 nearest five decimal places) of
                                                 the annual rates, as supplied
                                                 to the Agent at its request,
                                                 quoted by the Reference Banks
                                                 to leading banks in the
                                                 Interbank Market of any
                                                 Participating Member State(s),

                                            at or about 11.00 a.m. Central
                                            European Time on the second Banking
                                            Day before the first day of such
                                            period for the offering of deposits
                                            in euros in an amount approximately
                                            equal to the amount in relation to
                                            which EURIBOR is to be determined
                                            for a period equivalent to such
                                            period

         EURO AND EUROS AND / /             the single currency of Participating
                                            Member States introduced in
                                            accordance with the provisions of
                                            Article 109(l)4 of the Treaty and in
                                            respect of all payments to be made
                                            under this Agreement in euros means
                                            immediately available, freely
                                            transferable funds

         EURO UNIT                          a currency unit of the euro as
                                            defined in EMU Legislation

         EURO ZONE                          together, the Participating Member
                                            States

         EURO ZONE ADDITIONAL COST          in respect of the Lenders whose
                                            lending offices are in the Euro
                                            Zone, any cost or loss suffered by
                                            it as a result of complying with the
                                            reserve requirements of the European
                                            Central Bank to the extent such
                                            requirements relate to its
                                            participation in the Facility and
                                            are not recoverable by the Lender
                                            under clause 23

         EVENT OF DEFAULT                   defined (by reference) in clause
                                            16.1

         FACILITY                           the loan facility provided under
                                            this Agreement

         FACILITY PERIOD                    the period from the date of this
                                            Agreement until the Loan has been
                                            repaid in full together with all
                                            amounts outstanding under this
                                            Agreement and no Finance Party is
                                            under any obligation to make any
                                            other amount available under the
                                            Facility

         FINANCE DOCUMENTS                  this Agreement and the Security
                                            Documents

         FINANCE PARTIES                    the Agent, the Security Agent and
                                            the Lenders and (as the context
                                            requires) FINANCE PARTY means any
                                            one of them

         FREE CASH FLOW                     the aggregate Consolidated EBITDA
                                            for the relevant financial year,
                                            less (i) any interest and other
                                            charges in respect of any Borrowed
                                            Money of the Group, (ii) repayments
                                            and/or prepayments of any Borrowed
                                            Money of the Group other than
                                            pursuant to clauses 6.3(c) and (d),
                                            (iii) capital expenditure of the
                                            Group and (iv) the amount of Taxes
                                            payable by the Group (in each case
                                            as were accrued (for the avoidance
                                            of doubt, excluding deferred taxes)
                                            during such financial year) but
                                            after either (i) adding any amount
                                            by which Net Working Capital at the
                                            commencement of such financial year
                                            exceeds Net Working Capital at the
                                            close of such financial year or, as
                                            appropriate, (ii) deducting any
                                            amount by which Net Working Capital
                                            at the end of such financial year
                                            exceeds Net Working Capital at the
                                            beginning of such financial year

         GAAP                               generally accepted accounting
                                            principles and practices in the
                                            United States of America

         GOVERNMENT ENTITY                  any government or public body,
                                            authority or court

         GROUP                              the Parent, the Borrower and their
                                            respective Subsidiaries

         GROUP MEMBER                       any of the Parent, the Borrower and
                                            their respective Subsidiaries

         GUARANTEE                          the covenants of the Guarantors
                                            contained in clause 10

         GUARANTORS                         the Original Guarantors and the
                                            Acceding Guarantors

         GUARANTEED LIABILITIES             all moneys, obligations and
                                            liabilities expressed to be
                                            guaranteed by the Guarantors in
                                            clause 10.1

         HOLDING COMPANY                    in relation to a Lender, the company
                                            or entity within whose consolidated
                                            supervision that Lender is included
                                            or in relation to any other person,
                                            an entity of which that person is a
                                            Subsidiary

         INDEBTEDNESS                       any obligation for the payment or
                                            repayment of money, whether as
                                            principal or as surety and whether
                                            present or future, actual or
                                            contingent

         INTELLECTUAL PROPERTY
         RIGHTS                             any patent, trademark, software
                                            licence, service mark, registered
                                            design, trade name or copyright
                                            required to carry on the business of
                                            any member of the Group

         INTEREST PAYMENT DATE              the last day of an Interest Period

         INTEREST PERIOD                    each period for the calculation of
                                            interest in respect of each Advance
                                            ascertained in accordance with
                                            clauses 7.4 and 16.16

         INCAPACITY                         in relation to a person, the
                                            insolvency, liquidation dissolution,
                                            winding-up, administration,
                                            receivership or other incapacity of
                                            that person whatsoever (and in the
                                            case of a partnership, includes the
                                            termination or change of composition
                                            of the partnership)

         LENDERS                            the banks and financial institutions
                                            listed in part A of schedule 1 and
                                            includes their successors in title
                                            and Transferees

         LICENCES                           those licences set out in schedule 8
                                            and, if applicable, any other
                                            licences, franchises and permits
                                            issued to any Obligor under or
                                            registrations by any Obligor
                                            required under, any
                                            Telecommunications Laws

         LOAN                               the principal amount advanced to the
                                            Borrower under this Agreement or, as
                                            the context requires, the aggregate
                                            principal amount outstanding under
                                            this Agreement at any time

         MAJOR PERMITTED ACQUISITION        a Permitted Acquisition (y) where
                                            the aggregate amount of all such
                                            acquisitions and investments in any
                                            financial year is more than or equal
                                            to, or (z) after the additional
                                            amount of $100,000,000 has been
                                            subscribed for in cash for equity
                                            share capital in the Borrower by the
                                            Parent (for the avoidance of doubt,
                                            which amount shall be in addition to
                                            the

                                            amounts as set out in paragraph (j)
                                            of schedule 3, part A) the value of
                                            any single acquisition or investment
                                            is more than or equal to (i) 10 per
                                            cent. of the Total Relevant Assets
                                            of the Group as a whole as at the
                                            date of the most recent Quarterly
                                            Management Accounts as delivered to
                                            the Agent under this Agreement or
                                            (ii) if at such time Annualised
                                            Consolidated EBITDA (prior to the
                                            proposed acquisition or investment)
                                            (calculated by reference to the
                                            Quarterly Period ending on such
                                            Quarter Days) was not less than zero
                                            on the two most recent previous
                                            consecutive Quarter Days in relation
                                            to which Quarterly Management
                                            Accounts have been delivered to the
                                            Agent under this Agreement, 20 per
                                            cent. of the Total Relevant Assets
                                            of the Group as a whole as at the
                                            date of the most recent Quarterly
                                            Management Accounts as delivered to
                                            the Agent under this Agreement

         MAJORITY LENDERS                   at any relevant time Lenders (a) the
                                            aggregate of whose Contributions
                                            exceed two thirds of the Loan or (b)
                                            (if no principal amounts are
                                            outstanding under this Agreement)
                                            the aggregate of whose Commitments
                                            exceed two thirds of the Total
                                            Commitments but so that if at such
                                            time the Total Commitments have been
                                            reduced to zero references to a
                                            Lender's Commitment shall be
                                            construed (as amongst the Finance
                                            Parties and not so as to give any
                                            rights to any other person) as a
                                            reference to that Lender's
                                            Commitment immediately prior to such
                                            reduction to zero

         MANDATORY PREPAYMENT               has the meaning given to it in
                                            clause 6.3

         MARGIN                             the rate per annum calculated in
                                            accordance with clause 7.3

         MATERIAL ADVERSE EFFECT            in the reasonable opinion of the
                                            Agent (acting on the instructions of
                                            the Lenders) a material adverse
                                            effect on

                                            (i)  the ability of the Borrower,
                                                 the Parent or the Group as a
                                                 whole to make payments when due
                                                 in respect of any Borrowed
                                                 Money; or

                                            (ii) the legal, technical or
                                                 financial viability of the
                                                 Borrower, the Parent or the
                                                 Group as a whole, or the
                                                 Project; or

                                            (iii) the ability of any Finance
                                                 Party to exercise any of its
                                                 respective rights under this
                                                 Agreement

         MAY NOTES                          the $225,000,000 13.25 per cent.
                                            Senior Notes due 2008 (and
                                            associated warrants) issued by the
                                            Parent under an indenture between
                                            the Parent as issuer and United
                                            States Trust Company of New York as
                                            trustee, registrar and paying agent,
                                            dated 27 May 1998

         NECESSARY AUTHORISATIONS           all material approvals,
                                            authorisations and licences (other
                                            than the Licences) from, all rights
                                            granted by and all filings,
                                            registrations and agreements with
                                            any person including, without
                                            limitation, any government or other
                                            regulatory authority necessary in
                                            order to enable each Group Member to
                                            carry on such business as may be
                                            permitted by the terms of this
                                            Agreement and which is carried on at
                                            the relevant time

         NET DERIVATIVES LIABILITY          in relation to any person, at any
                                            time, the net liability (if any) at
                                            such time of such person in respect
                                            of Derivatives Contracts determined
                                            by reference to the amounts (as
                                            determined by the Agent), which
                                            would be payable or receivable by
                                            such person if all Derivatives
                                            Contracts to which such person was a
                                            party at such time were terminated
                                            at such time and replaced by the
                                            obligation to make a payment
                                            reflecting the economic burden or
                                            value to such person of the payment
                                            flows under those Derivatives
                                            Contracts remaining at the time of
                                            termination

         NET WORKING CAPITAL                at any time, the aggregate of the
                                            Current Assets of the Group at such
                                            time less the aggregate of the
                                            Current Liabilities of the Group at
                                            such time

         NET WORTH                          the aggregate of:

                                            (a)  the amount from time to time
                                                 paid up on issued share capital
                                                 of the Parent (or, where the
                                                 context requires, any person);

                                            (b)  the amount from time to time
                                                 credited to the Parent (or,
                                                 where the context requires, any
                                                 person's) share premium
                                                 account;

                                            (c)  the amount standing to the
                                                 credit (or less the amount
                                                 standing to the debit) on the

                                                 consolidated revenue reserves
                                                 of the Group (or where the
                                                 context requires, any person)
                                                 but excluding (for the
                                                 avoidance of doubt) any capital
                                                 reserves arising from the
                                                 creation of goodwill or the
                                                 writing-up of the book value of
                                                 assets (other than the writing
                                                 up by no more than 25 per cent.
                                                 of the historical cost of
                                                 assets, provided that such
                                                 writing-up is supported by a
                                                 certificate from the Group's
                                                 Auditors to the effect that
                                                 such writing up is justified
                                                 and is in accordance with
                                                 GAAP); and

                                            (d)  the increased amount of
                                                 depreciation where additional
                                                 depreciation is charged to a
                                                 revenue reserve due to the
                                                 write up of the value of assets
                                                 as contemplated in (c) above,

                                            on a consolidated basis all as shown
                                            in the Quarterly Management Accounts
                                            for each Quarterly Period prepared
                                            in accordance with clause 12.1 or
                                            shown in the Accounts at the end of
                                            any relevant financial year prepared
                                            in accordance with clause 12.1 (as
                                            applicable)

         NLG OR GUILDERS                    the lawful currency for the time
                                            being of The Netherlands

         NNIF                               Nortel Networks International
                                            Finance & Holding B.V. (incorporated
                                            in The Netherlands with number
                                            34054810) and having its registered
                                            office at Siriusdreef 17-27, 2132 WT
                                            Hoofddorp, The Netherlands

         NORTEL NETWORKS                    Nortel Networks B.V. (incorporated
                                            in The Netherlands with number
                                            34054624) and having its registered
                                            office at Siriusdreef 17-27-2132 WT
                                            Hoofddorp The Netherlands or, as the
                                            case may be, Nortel Networks N.V.
                                            (incorporated in Belgium with number
                                            378.358) and having its registered
                                            office at Belgicastraat 4, Zaventem,
                                            Belgium 1930

         NOTES                              either or both (as the context
                                            requires) of the May Notes and the
                                            November Notes

         NOVEMBER NOTES                     the $150,000,000 13.25 per cent.
                                            Senior Notes due 2008 (and
                                            associated warrants) issued by the
                                            Parent under an indenture between
                                            the Parent as

                                            issuer and United States Trust
                                            Company of New York as trustee,
                                            registrar and paying agent, dated 3
                                            December 1998

         OBLIGORS                           the Borrower and the Guarantors

         ORIGINAL                           GUARANTORS the Parent and those
                                            Subsidiaries of the Borrower whose
                                            names, country of incorporation and
                                            principal place of business are set
                                            out in part B of schedule 1

         PARENT                             VersaTel Telecom International N.V.
                                            (incorporated in The Netherlands
                                            with number 33272606) and having its
                                            statutory seat (statutaire zetel) at
                                            Amsterdam, The Netherlands, and its
                                            registered office at Paalbergweg 36,
                                            1105 BV Amsterdam Zuidoost, The
                                            Netherlands

         PARENT SUBORDINATED LOAN           an agreement evidencing any Borrowed
         AGREEMENT                          Money of the Borrower Group made
                                            available by the Parent which is
                                            subordinated to the rights of the
                                            Finance Parties on terms and
                                            conditions reasonably acceptable to
                                            the Agent and in accordance with the
                                            terms of the Notes

         PARTICIPATING MEMBER STATE         a member state of the European Union
                                            that adopted a single currency in
                                            accordance with the Treaty

         PERMITTED ACQUISITION              the acquisition of or investment in
                                            any company, joint venture or
                                            partnership or the acquisition of
                                            any business, in The Netherlands,
                                            Belgium, the United States of
                                            America, the United Kingdom, France
                                            or Germany, where:

                                            (a)  such acquisition or investment
                                                 is of or in a company, joint
                                                 venture, partnership or
                                                 business which is involved in a
                                                 Permitted Business; and

                                            (b)  as a result of such acquisition
                                                 or investment the Group does
                                                 not have any capital
                                                 commitments that are not fully
                                                 funded as evidenced by the
                                                 Business Plan and the Borrower
                                                 will at all times thereafter be
                                                 in compliance with the
                                                 financial covenants set out in
                                                 clause 15,

                                            and the supervisory board or, as the
                                            case may be, board of directors of
                                            the relevant Group

                                            Member making the acquisition or
                                            investment has approved such
                                            acquisition or investment

         PERMITTED BUSINESS                 the business of (i) transmitting, or
                                            providing services relating to the
                                            transmission of, voice, video or
                                            data through owned or leased
                                            transmission facilities, (ii)
                                            constructing, creating, developing
                                            or marketing communications related
                                            network equipment, software and
                                            other devices for use in a
                                            telecommunications business or (iii)
                                            evaluating, participating in or
                                            pursuing any other activity or
                                            opportunity that is primarily
                                            related to those identified in
                                            clause (i) or (ii) above

         PERMITTED DISPOSAL                 (a)  transfers, sales or disposals
                                                 on bona fide arms' length
                                                 commercial terms in the
                                                 ordinary course of trade; or

                                            (b)  transfers, sales or disposals
                                                 of equipment which are either
                                                 obsolete or no longer required
                                                 in order to enable the Group to
                                                 undertake the Permitted
                                                 Business

         PERMITTED ENCUMBRANCES             (a)  any Encumbrance arising by
                                                 operation of law (not by
                                                 contract or otherwise)
                                                 including, without limitation,
                                                 banker's liens or rights of
                                                 set-off and liens arising in
                                                 the ordinary course of trading
                                                 by operation of law and not by
                                                 way of contract so long as any
                                                 amounts in respect of which
                                                 such liens or rights of set-off
                                                 arise are not more than 30 days
                                                 overdue for payment;

                                            (b)  any Encumbrance arising
                                                 hereunder or under any Security
                                                 Document;

                                            (c)  any liens on any assets of any
                                                 member of the Group which
                                                 secure Borrowed Money falling
                                                 within paragraphs (a), (b), (c)
                                                 or (d) of the definition of
                                                 "Permitted Senior Debt", but in
                                                 each case such Encumbrance must
                                                 only be over the equipment
                                                 purchased pursuant to such
                                                 vendor financing, the property
                                                 purchased with such additional
                                                 finance, or the eligible
                                                 receivables charged in respect
                                                 of such Indebtedness, as
                                                 referred to in the relevant
                                                 paragraph of such definition;

                                            (d)  any Encumbrance approved in
                                                 writing by the Agent (acting on
                                                 the instructions of the

                                                 Majority Lenders); or

                                            (e)  any Encumbrance arising out of
                                                 title retention provisions in a
                                                 supplier's standard conditions
                                                 of supply of goods or services
                                                 acquired in the ordinary course
                                                 of the Permitted Business

         PERMITTED INDEBTEDNESS             (a)  Indebtedness permitted under
                                                 Section 4.4(b)(xii) of the
                                                 indenture in respect of the May
                                                 Notes (in their original form);
                                                 and/or

                                            (b)  acquired Indebtedness permitted
                                                 under Section 4.4(b)(ix) of the
                                                 indenture in respect of the May
                                                 Notes (in their original form)

         PERMITTED SENIOR DEBT              (a)  Indebtedness unsecured or, if
                                                 secured, secured solely over
                                                 assets purchased with such
                                                 finance, as permitted under
                                                 Section 4.4(b)(i) of the
                                                 indenture in respect of the
                                                 November Notes (in their
                                                 original form);

                                            (b)  any refinancing of any Senior
                                                 Debt incurred under paragraph
                                                 (a) of this definition,
                                                 provided that such refinancing
                                                 is on similar terms and
                                                 security (if any) given in
                                                 respect of such refinancing is
                                                 limited as provided in
                                                 paragraph (a) above;

                                            (c)  Indebtedness under one or more
                                                 credit facilities unsecured or,
                                                 if secured, secured by a charge
                                                 over Eligible Accounts
                                                 Receivables subject to an
                                                 overall limit not to exceed the
                                                 greater of NLG70,000,000 and 80
                                                 per cent. of the value of
                                                 Eligible Accounts Receivables
                                                 outstanding from time to time
                                                 or as otherwise agreed with the
                                                 Agent acting on the
                                                 instructions of the Majority
                                                 Lenders;

                                            (d)  Indebtedness permitted under
                                                 Section 4.4(b)(iv) of the
                                                 indenture in respect of the
                                                 November Notes (in their
                                                 original form);

                                            (e)  debt incurred under the Notes
                                                 (in their original form) or any
                                                 refinancing thereof by the
                                                 Parent;

                                            (f)  any other Senior Debt incurred
                                                 or to be incurred which is
                                                 unsecured, contains no right to
                                                 call an event of default
                                                 without the consent of the
                                                 Agent (acting on the
                                                 instructions of all the
                                                 Lenders) and is fully
                                                 subordinated to the

                                                 Loan on terms satisfactory to
                                                 the Agent; and

                                            (g)  any other Indebtedness incurred
                                                 or to be incurred by the Parent
                                                 which is permitted by the Notes
                                                 (in their original form)

         PROJECT                            the construction of the Borrower's
                                            and its Subsidiaries'
                                            telecommunications networks in The
                                            Netherlands and Belgium, or the
                                            United States of America, the United
                                            Kingdom, France and Germany further
                                            to the use of certain international
                                            links into those countries

         PROJECT AGREEMENTS                 the documents and agreements listed
                                            in schedule 7

         QUALIFYING PERSON                  (a) a person, being a bank or
                                            financial institution (whether
                                            incorporated in the United Kingdom
                                            or elsewhere), which is eligible to
                                            have payments made to it by the
                                            Borrower under this Agreement
                                            without any deduction or withholding
                                            in respect of Taxes either (i) by
                                            virtue of a double taxation treaty
                                            or (ii) by virtue of the fact that
                                            no such deduction or withholding is
                                            imposed in the jurisdiction to which
                                            the Borrower is subject, or (b) NNIF

         QUARTER DAY                        31 March, 30 June, 30 September and
                                            31 December in any year

         QUARTERLY MANAGEMENT               the quarterly management accounts of
         ACCOUNTS                           the Group to be delivered (or which
                                            may be delivered) to the Agent
                                            pursuant to clause 12.1 in the
                                            agreed form

         QUARTERLY PERIOD                   each period of approximately three
                                            months commencing on the day after a
                                            Quarter Day and ending on the next
                                            following Quarter Day

         QUOTATION DATE                     in relation to any period for which
                                            EURIBOR is to be determined, the
                                            date on which quotations are
                                            customarily provided by leading
                                            banks in the interbank market of any
                                            Participating Member State(s) for
                                            deposits in euro for delivery on the
                                            first day of that period

         REFERENCE BANKS                    the principal London offices of
                                            Paribas, Midland Bank plc and/or any
                                            Lender appointed as such pursuant to
                                            clause 25.14

         REGULATION                         any present or future law,
                                            regulation, request, requirement or
                                            guideline of any authority, whether
                                            or not it has the force of law (but,
                                            if it does not, with which the
                                            person concerned habitually
                                            complies)

         RELEVANT JURISDICTION              each jurisdiction in which a member
                                            of the Group is incorporated or
                                            formed or in which such member of
                                            the Group has its principal place of
                                            business or owns any material assets

         RELEVANT SUBSTANCE                 any substance whatsoever (whether in
                                            a solid or liquid form or in the
                                            form of a gas or vapour and whether
                                            alone or in combination with any
                                            other substance) or waste which is
                                            capable of causing harm to man or
                                            any other living organism supported
                                            by the environment, or damaging the
                                            environment or public health or
                                            welfare

         REPAYMENT DATES                    each Quarter Day in each year
                                            commencing 30 June 2001

        RESERVATIONS                        (a)  the principle that equitable
                                                 remedies (and similar remedies
                                                 under the laws of the Relevant
                                                 Jurisdictions) are remedies
                                                 which may be granted or refused
                                                 at the discretion of the court
                                                 and damages may be regarded as
                                                 an adequate remedy;

                                                 the limitation of enforcement
                                                 by laws relating to bankruptcy,
                                                 insolvency, liquidation,
                                                 reorganisation, court schemes,
                                                 moratoria, administration and
                                                 other laws generally affecting
                                                 the rights of creditors;

                                                 the time-barring of claims
                                                 under any statute of limitation
                                                 (and similar legislation);

                                                 the possibility that an
                                                 undertaking to assume liability
                                                 for or to indemnify a person
                                                 against non-payment of stamp
                                                 duty may be void;

                                            the fact that a court may:

                                                 refuse to give effect to a
                                                 purported contractual
                                                 obligation to pay costs imposed
                                                 upon another party in respect
                                                 of the costs of any
                                                 unsuccessful litigation brought

                                                 against that party or may not
                                                 award by way of costs all of
                                                 the expenditure incurred by a
                                                 successful litigant in
                                                 proceedings brought before that
                                                 court;

                                                 stay proceedings if concurrent
                                                 proceedings based on the same
                                                 grounds and between the same
                                                 parties have previously been
                                                 brought before another court;
                                                 and

                                                 require documents lodged in
                                                 proceedings to be translated
                                                 into the language of the
                                                 jurisdiction of that court;

                                            a judgment in a currency other than
                                            the lawful currency of the
                                            jurisdiction where judgment is
                                            obtained may be converted into the
                                            currency of that jurisdiction for
                                            the purposes of enforcement;

                                            currency indemnity clauses may not
                                            be enforceable; and

                                            defences of set-off and counterclaim
                                            and other similar principles

         RESTRICTED PAYMENT                 in relation to a member of the
                                            Borrower Group

                                            (a)  in each case whether by way of
                                                 set-off, combination of
                                                 accounts or otherwise, (i) any
                                                 direct or indirect
                                                 distribution, dividend or other
                                                 payment (whether in cash or in
                                                 specie), including any interest
                                                 and/or unpaid dividends, in
                                                 respect of its equity or other
                                                 share capital for the time
                                                 being in issue or (ii) any
                                                 payment (whether in cash,
                                                 securities, property or
                                                 otherwise) of principal of, or
                                                 interest on, any Subordinated
                                                 Debt, any loan stock or similar
                                                 instrument; or

                                            (b)  any redemption, reduction or
                                                 purchase or otherwise of (i)
                                                 its equity or other share
                                                 capital or any uncalled or
                                                 unpaid liability in respect
                                                 thereof, (ii) the amount (if
                                                 any) for the time being
                                                 standing to the credit of its
                                                 share premium account (iii) any

                                                 Subordinated Debt, any loan
                                                 stock or similar instrument in
                                                 whole or in part in any
                                                 circumstances or (iv) any other
                                                 undistributable reserve in any
                                                 manner

                                            in each case to the Parent or a
                                            Restricted Person

         RESTRICTED PERSON                  any shareholder of the Parent, any
                                            Associated Company of such
                                            shareholder or any Holding Company
                                            of such shareholder and any
                                            Subsidiary or Associated Company of
                                            any such Holding Company but shall
                                            not include any Obligor

         REUNION EQUIPMENT                  has the meaning given to it in the
                                            Supply Agreement

         RIGHT                              any right, privilege, power,
                                            immunity or other interest or remedy
                                            of any kind

         SECURITY AGENT                     the Agent in its capacity as
                                            Security Agent for the purposes of
                                            the Security Documents

         SECURITY DEED                      the Security Deed entered into or to
                                            be entered into between the Finance
                                            Parties and the Obligors, and any
                                            party to any Subordinated Loan
                                            Agreement

         SENIOR DEBT                        the principal amount outstanding of
                                            all Borrowed Money incurred by any
                                            member of the Group, excluding any
                                            Indebtedness outstanding in respect
                                            of the Notes or any Subordinated
                                            Debt

         SECURITY DOCUMENTS                 the Asset Charges, the Subordinated
                                            Loan Agreements, the Security Deed
                                            and all Encumbrances, guarantees and
                                            other instruments from time to time
                                            entered into by any person by way of
                                            security or guarantee in respect of
                                            amounts owed to the Finance Parties
                                            under this Agreement (whether or not
                                            also in respect of any other
                                            Indebtedness)

         SIX MONTH PERIOD                   each period of six months ending on
                                            the last day of a calendar month

         SUBORDINATED DEBT                  at any relevant time, the aggregate
                                            of all Borrowed Money lent to the
                                            Borrower Group by the Parent or a
                                            Restricted Person pursuant to a
                                            Subordinated Loan Agreement or a
                                            Parent Subordinated Loan Agreement

         SUBORDINATED LOAN                  an agreement evidencing any Borrowed
         AGREEMENT                          Money of the Group which is
                                            subordinated to the rights of the
                                            Finance Parties on terms and
                                            conditions reasonably acceptable to
                                            the Agent

         SUBSCRIBER                         a person who has entered into an
                                            agreement with a Group Member to be
                                            provided with services by a Group
                                            Member through the operation of the
                                            Group's telecommunication network

         SUBSIDIARY                         of a person means any company or
                                            entity directly or indirectly
                                            controlled by such person, for which
                                            purpose "CONTROL" means either
                                            ownership of more than 50 per cent
                                            of the voting share capital (or
                                            equivalent right of ownership) of
                                            such company or entity or power to
                                            direct its policies and management
                                            whether by contract or otherwise

         SUPPLY AGREEMENT                   the supply contract dated 8 June
                                            1998 and between Nortel Networks and
                                            the Borrower as amended on 28
                                            September 1998 and on 26 April 1999
                                            and as subsequently amended with the
                                            written consent of the Agent (acting
                                            on the instructions of the Majority
                                            Lenders acting reasonably)

         SYSTEM                             in relation to a Group Member, the
                                            telecommunications systems
                                            constructed or to be constructed by
                                            such Group Member pursuant to the
                                            Licences issued to such Group Member
                                            and includes any part of such system
                                            and all modifications,
                                            substitutions, replacements,
                                            renewals and extensions made to such
                                            system

         TAXES                              all present and future taxes,
                                            levies, imposts, duties, fees or
                                            charges of whatever nature together
                                            with any related interest and
                                            penalties (and "TAXATION" is
                                            construed accordingly)

         TELECOMMUNICATIONS LAWS            all laws, statutes, regulations and
                                            judgments relating to
                                            telecommunications and/or data
                                            services applicable to any Group
                                            Member and/or the business carried
                                            on by any Group Member in any
                                            Relevant Jurisdiction

         TOTAL COMMITMENTS                  at any relevant time, the total of
                                            the Commitments of all the Lenders
                                            at such time

         TOTAL DEBT                         the principal amount of all Borrowed
                                            Money incurred by the Borrower Group
                                            and the Parent

         TOTAL DEBT INTEREST CHARGES        in relation to any period, the total
                                            amount of all interest, fees
                                            (excluding front-end fees) and
                                            commissions accruing in respect of
                                            Total Debt during such period

         TOTAL RELEVANT ASSETS              in relation to any period, the
                                            aggregate of the fixed assets
                                            (determined in accordance with GAAP
                                            but for the avoidance of doubt
                                            excluding goodwill) and Current
                                            Assets excluding the writing-up of
                                            the book value of assets (other than
                                            the writing up by no more than 25
                                            per cent. of the historical cost of
                                            assets, provided that any such
                                            writing-up is supported by a
                                            certificate from the Group's
                                            Auditors to the effect that such
                                            writing up is justified and is in
                                            accordance with GAAP) deducting
                                            Current Liabilities, of the Borrower
                                            Group, as at the date of the most
                                            recent Quarterly Management Accounts
                                            delivered to the Agent under this
                                            Agreement

         TRANSFEREE                         has the meaning given to that term
                                            in clause 24.2

         TRANSFER CERTIFICATE               a certificate substantially in the
                                            terms of schedule 5

         TREATY                             the Treaty establishing the European
                                            Economic Community, being the Treaty
                                            of Rome of 25 March 1957 as amended
                                            by the Single European Act 1986 and
                                            the Maastricht Treaty (which was
                                            signed on 7 February 1992 and came
                                            into force on 1 November 1993) as
                                            amended, varied or supplemented from
                                            time to time

         TWELVE MONTH PERIOD                each period of twelve months ending
                                            on the last day of a calendar month

         VERSATEL BELGIUM                   VersaTel Telecom Belgium N.V.
                                            (incorporated in Belgium with number
                                            Antwerp 328.909) and having its
                                            registered office at Noorderlaan
                                            133, North Trade Center, 2030
                                            Antwerp, Belgium

         YEAR 2000 ISSUE                    in relation to each Group Member,
                                            the failure of its computer
                                            software, hardware and firmware
                                            systems and equipment containing
                                            embedded computer chips to:

                                            (a)  correctly handle date
                                                 information before, during and
                                                 after 1st January 2000
                                                 including, but not limited to,
                                                 accepting data input, providing
                                                 data output and

                                                 performing calculations on
                                                 dates or portions of dates;

                                            (b)  function accurately and without
                                                 interruption before, during and
                                                 after 1st January 2000, without
                                                 any change in operations
                                                 occasioned by the advent of the
                                                 year 2000 and the new century;

                                            (c)  respond to two digit year input
                                                 and process two digit year date
                                                 information, including single
                                                 and multi-century formulae and
                                                 leap years, in ways that
                                                 resolve any ambiguity as to
                                                 century in a disclosed, defined
                                                 and predetermined manner; and

                                            (d)  store and provide out put of
                                                 date information, including
                                                 single and multi-century
                                                 formulae and leap years, in
                                                 ways that are similarly
                                                 unambiguous as to century.

1.1      INTERPRETATION

         In this Agreement:

         (a) the table of contents and the headings are inserted for convenience only and do not affect the interpretation of this Agreement;

         (b) references to clauses and schedules are to clauses of, and schedules to, this Agreement;

         (c) references to this Agreement or any other document are to this Agreement or that document as from time to time amended, varied, restated or replaced in accordance with the terms thereof, or, as the case may be, with the agreement of the relevant parties and (where in such case the prior consent of the Agent, the Majority Lenders or the Lenders (as the case may be) is by the terms of any Finance Document required to be obtained or the relevant amendment, variation, restatement or replacement would otherwise result in an Event of Default) the prior consent of the Agent, the Majority Lenders or the Lenders (as the case may be);

         (d) references to a person includes its successors in title (unless otherwise stated);

         (e) words importing the plural include the singular and vice versa;

         (f)      references to a time of day are to London time;

         (g) references to the "agreed form" means, in relation to any document, the form of such document as shall have been agreed between the Borrower and the Agent (acting for and on behalf of all of the Lenders) unless otherwise provided herein; and

         (h) references to any enactment include that enactment as re-enacted; and, if an enactment is amended, any provision of this Agreement which refers to that enactment will be amended in such manner as the Agent, after consultation with the Borrower, shall determine to be reasonably necessary in order to preserve the intended effect of this Agreement.

1.2      MAJORITY LENDERS

         Where this Agreement provides for any matter to be determined by reference to the opinion of the Majority Lenders or to be subject to the consent or request of the Majority Lenders or for any action to be taken on the instructions of the Majority Lenders, once informed by the Agent that such opinion, consent, request or instructions have been given, the Borrower shall be entitled (and bound) to assume that such notice shall have been duly received by each Lender and that the relevant majority shall have been obtained to constitute Majority Lenders whether or not this is in fact the case. As between the Lenders such opinion, consent, request or instructions shall only be regarded as having been validly given or issued by the Majority Lenders if all the Lenders shall have received prior notice of the matter on which such opinion, consent, request or instructions are required to be obtained and the relevant majority of Lenders shall have given or issued such opinion, consent, request or instructions.

1.3      AGENT'S OPINION

         Where this Agreement provides for the Agent's opinion to determine whether any matter would or is reasonably likely to have a Material Adverse Effect and/or a material adverse effect, as the case may be, the Agent shall act in accordance with the instructions of the Majority Lenders in making such determination.

2        THE FACILITY

2.1      THE FACILITY

         The Lenders will (subject to clause 3) lend up to euro 45,378,022 to the Borrower. The obligation of each Lender under this Agreement shall be to contribute that proportion of each Advance which, as at the Drawdown Date of and Advance, its Commitment bears to the Total Commitments.

2.2      PURPOSE

         The Facility is to be used to finance the purchase of the Equipment in relation to the Project (excluding any VAT payable by the Borrower in respect of such purchase).

3        CONDITIONS

3.1      DOCUMENTARY CONDITIONS PRECEDENT

         (a) Subject to (b) below, the obligation of each Lender to make its Commitment available is conditional on prior receipt by the Agent of, not later than five Banking Days before the day on which the first Advance is to be made, the documents and evidence specified in schedule 3 part A in form and substance reasonably satisfactory to the Agent.

         (b) The obligation of each Lender to contribute to an Advance, which Advance is the first Advance to be used for the purpose of purchasing the Reunion Equipment, is conditional on prior receipt by the Agent of, not later than five Banking Days before the day on which such first Advance is to be made, the documents and evidence specified in schedule 3, parts A and B in form and substance reasonably satisfactory to the Agent.

3.2      FURTHER CONDITIONS

         The obligation of each Lender to contribute to any Advance is subject to the further conditions that at the date of each Drawdown Notice and on each Drawdown Date:

         (a) the representations and warranties set out in clause 11 (adjusted in accordance with clause 11.21) are true and correct on and as of each such date as if each were made with respect to the facts and circumstances existing at such date;

         (b) no Default has occurred and is continuing and no Default will result from the making of such Advance.

3.3      WAIVER OF CONDITIONS PRECEDENT

         The conditions specified in this clause 3 are inserted solely for the benefit of the Lenders and may be waived on their behalf in whole or in part and with or without conditions by the Agent acting on the instructions of all of the Lenders in respect of the first Advance to the Borrower and on the instructions of the Majority Lenders with respect to any other Advances without prejudicing the right of the Agent acting on such instructions to require fulfilment of such conditions in whole or in part in respect of any other Advance.

3.4      NOTIFICATION

         The Agent shall notify the Lenders and the Borrower promptly after receipt by it of the documents and evidence referred to in clause 3.1 in form and substance reasonably satisfactory to the Agent.

4        THE LOAN

4.1      DRAWDOWN

         (a) The Borrower can only draw down the Loan for the purpose set out in clause 2.2.

         (b) If the Borrower wants to draw an Advance, it must deliver a Drawdown Notice to the Agent by 10:00 a.m. on the third Banking Day before the intended Drawdown Date. Once given, the Borrower cannot revoke a Drawdown Notice.

         (c) Each Drawdown Notice in respect of an Advance to be drawn down shall be accompanied by:

                  (i) a purchase order in respect of the relevant Equipment to which such Advance relates together with an invoice from Nortel Networks B.V. in respect of such Equipment unconditionally evidencing that the amount to be drawn down is due and payable by the Borrower to Nortel Networks B.V. pursuant to the Supply Agreement;

                  (ii) a supplemental agreement to the relevant Asset Charge or supplemental list to be attached thereto in form reasonably satisfactory to the Agent duly executed and delivered by the Borrower relating, inter alia, to the relevant Equipment together with a definitive list of the Equipment to be secured thereto; and

                  (iii) an acceptance certificate certifying that the relevant Equipment to which such Advance relates meets the agreed operational standards.

         (d) The Borrower irrevocably authorises the Agent to remit the proceeds of any Advance requested under this clause 4.1(d) to Nortel Networks at such bank (whose receipt shall be a good discharge to the Agent) and such bank account as shall be notified by Nortel Networks to the Agent. The Borrower acknowledges that such payment by the Agent shall constitute the making of such Advance to the Borrower by the Lenders.

4.2      AMOUNT OF ADVANCES

         Each Advance will be in euros. After NNIF has transferred all or part of its Rights and Duties in accordance with clause 24, the principal amount specified in each Drawdown Notice shall be no less than euro 250,000 or the balance of the

         Commitments. Subject to the terms of this Agreement the Agent will advance the amount requested in the Drawdown Notice to the Borrower on the Drawdown Date. The Borrower acknowledges that each such payment by the Agent shall constitute the making of an Advance to the Borrower by the Lenders.

4.3      TERMINATION OF COMMITMENTS

         Any part of the Commitments of the Lenders undrawn on the last day of the Availability Period shall be automatically reduced to zero and cancelled.

4.4      NOTIFICATION TO LENDERS
         As soon as practicable after receipt of a Drawdown Notice complying with the terms of this Agreement the Agent shall notify each Lender and, subject to clause 3, each of the Lenders shall on the Drawdown Date make available to the Agent its portion of the relevant Advance in accordance with clause 2.1 . The amount to be advanced to the Borrower under this clause 4.4 shall be the amount specified in the relevant Drawdown Notice.

4.5      APPLICATION OF PROCEEDS

         Without prejudice to the Borrower's obligations under clause 13.2, none of the Finance Parties shall have the responsibility for the application of the proceeds of any Advance by any Borrower.

5        REPAYMENT

         The Borrower will repay the Loan in sixteen equal instalments on consecutive Quarter Days with the first instalment being due on 30 June 2001 and the last being due on 31 March 2005. The amount of each such instalment shall be one sixteenth of the Loan as at 30 June 2000. If any Quarter Day is not a Banking Day the relevant Repayment Date will be the next Banking Day.

6        PREPAYMENT

6.1      VOLUNTARY PREPAYMENTS

         The Borrower may prepay all or part of the Loan in each case on the following terms:

         (a) The amount prepaid must be either the entire Loan or an amount of at least euro 250,000 and an integral multiple of euro 250,000.

         (b) The Borrower must give the Agent at least 30 days' notice of its intention to prepay. The Borrower cannot revoke such a notice.

         (c) Once the Borrower has given such a notice, the Commitments will automatically be reduced by the amount of the intended prepayment.

6.2      ADDITIONAL VOLUNTARY PREPAYMENT

         The Borrower may also prepay (in whole but not in part only), without premium or penalty, but without prejudice to its obligations under clauses 22, 18.1 and 23.1, (a) the Contribution of any Lender to which such Borrower shall have become obliged to pay additional amounts under clause 18.1 or 23.1 or (b) any Lender's Contribution to which a Substitute Basis applies by virtue of clause 22. Upon any notice of such prepayment being given, the Commitment of the relevant Lender shall be reduced to zero and the amount of the Total Commitments shall be reduced accordingly.

6.3      MANDATORY PREPAYMENT

         (a) The Borrower undertakes to prepay the Loan in full upon either the occurrence of a Change of Control or the listing of the Borrower on any recognised stock exchange being suspended for a continuous period of 14 days or withdrawn.

         (b) The Borrower undertakes to apply or procure the application of the proceeds of:

                  (i) amounts recovered under any insurance policy in respect of the Equipment to the extent that (y) the aggregate of the amounts so recovered exceeds $250,000, and (z) the proceeds are not used to purchase further Equipment pursuant to the Supply Agreement within 60 days of the relevant disposal; and/or

                  (ii) all disposals of Equipment supplied pursuant to the Supply Agreement to the extent that (y) the aggregate of the purchase price of the Equipment disposed of exceeds $250,000, and (z) the proceeds are not used to purchase further Equipment pursuant to the Supply Agreement within 60 days of the relevant disposal, in prepayment of the Loan.

         (c) To the extent that Free Cash Flow in respect of each financial year of the Group is in excess of 140 per cent. of the projected Free Cash Flow for such financial year as set out in the Business Plan, the Borrower shall apply 50 per cent. of such excess in prepayment of the Loan.

         (d) The Borrower shall procure that 50 per cent. of any Senior Debt raised by the Borrower Group after the date of this Agreement (other than Permitted Senior Debt or Permitted Indebtedness) is applied in prepayment of the Loan.

         (e) The Borrower shall prepay the Loan in full upon the early redemption of the Notes (other than in the circumstances referred to in clause 6.3(f)).

         (f) In the event that the Parent voluntarily redeems up to 35 per cent. of the November Notes on or before 15 November 2001 as permitted pursuant to the terms of the November Notes, the Borrower will repay the same percentage of the Loan contemporaneously with such redemption, provided that if additional equity share capital of more than $100,000,000 has been subscribed for in cash pursuant to an initial public offering, no prepayment of the Loan shall be required,

         (g) If, following the drawdown of an Advance in respect of any amount payable under the Supply Agreement in respect of the purchase of Equipment following the delivery of the certificate referred to in clause 4.1(c) signed by a Borrower, the Borrower rejects and returns such Equipment as a result of the failure of Nortel Networks to comply with the terms of the Supply Agreement all or the relevant part of such Advance shall be repayable on demand. The Borrower irrevocably and unconditionally instructs Nortel Networks to make payment of any sum due to it as a result of such failure to the Agent in or towards satisfaction of the Borrower's obligations under this clause 6.3 and (subject to receipt of such sum from Nortel Networks) the Agent agrees to release the Borrower of its obligation to prepay such sum.

         The prepayments set out in this clause 6.3 shall each be referred to as a "MANDATORY PREPAYMENT".

6.4      APPLICATION OF PREPAYMENTS TO REPAYMENT INSTALMENTS

         Any amounts prepaid after 30 June 2000 pursuant to clause 6.2 shall be applied in reducing the repayment instalments referred to in clause 5 rateably. Any other amounts prepaid after 30 June 2000, shall be applied against the repayment instalments referred to in clause 5 in inverse order.

6.5      AMOUNTS PAYABLE ON PREPAYMENT

         Any prepayment under this Agreement shall be made together with: (a) accrued interest to the date of prepayment; (b) any additional amount payable under clause 18.1, 19.1 or 23.1; and (c) all other sums payable by the Borrower to the Lenders under this Agreement including, without limitation, any accrued commitment commission payable under clause 9.2 and any amounts payable under clause 17.

6.6      CANCELLATION

         (a) (Other than a payment made pursuant to clause 6.3(g)) on the date upon which any Mandatory Prepayment is to be applied in prepayment of the Loan the Total Commitments shall be automatically reduced by an amount equal to the amount of the Mandatory Prepayment.

         (b) The Borrower may at any time during the Availability Period by notice to the Agent (effective only on actual receipt) cancel with effect from a date not less than 7 Banking Days after the receipt by the Agent of such notice any part (being euro 250,000 or any larger sum which is an integral multiple thereof) of the undrawn Commitments provided that the Agent (acting on the instructions of the Majority Lenders) is reasonably satisfied with the ability of the Borrower to comply with the Business Plan on an ongoing basis and to meet its payment obligations in respect of its Borrowed Money as they fall due. Any such notice of cancellation, once given, shall be irrevocable and upon such cancellation taking effect the Commitment of each Lender shall be reduced proportionately. No amount cancelled may be reinstated.

6.7      APPLICATION OF MANDATORY PREPAYMENTS

         Each Mandatory Prepayment to be made under clause 6.3 (a), (d), (e) or
         (f) shall be made promptly upon the occurrence of the relevant event or receipt of the relevant amount. Any other Mandatory Prepayment shall be effected on the Interest Payment Date falling after the date of receipt of the relevant amount and the Borrower shall deposit the amount of such Mandatory Prepayment (or if less the amount of the Loan) with the Agent or as the Agent may reasonably direct in an account (or accounts) bearing interest at market rates on terms that the principal amount so deposited may only be released to the Borrower by making the relevant prepayment, but that any interest on such principal amount is to be released to the Borrower following such prepayments.

6.8      PREPAYMENTS GENERALLY

         The Borrower may not prepay all or any part of the Loan other than as specified in this clause 6.

7        INTEREST

7.1      DATES OF PAYMENT

         The Borrower will pay interest on the Loan in respect of each Interest Period on its Interest Payment Date.

7.2      RATES OF INTEREST

         The rate of interest applicable to an Advance is the aggregate of (a) the applicable Margin, (b) the Additional Cost and (c) EURIBOR.

7.3      APPLICABLE MARGIN

         (a) In respect of each Interest Period or period determined by the Agent pursuant to clause 8.2, the Margin in relation to the relevant Advance or unpaid sum under this Agreement under clause 8 shall be 3.75 per cent. per annum unless at such time Annualised Consolidated EBITDA (calculated by reference to the Quarterly Period ending on such Quarter Days) was not less than zero on the two most recent previous consecutive Quarter Days in relation to which Quarterly Management Accounts have been delivered to the Agent under this Agreement, in which case (b) below will apply.

         (b) In respect of each Interest Period or period determined by the Agent pursuant to clause 8.2 in respect of which (a) above does not apply, the

                  Margin in relation to the relevant Advance or unpaid sum under this Agreement under clause 8 shall be the rate set out in column (1) below, which is set out opposite the applicable ratio of Senior Debt as at the first day of the relevant Interest Period or period to Annualised Consolidated EBITDA (calculated by reference to the then most recently ended Quarterly Period in respect of which Quarterly Management Accounts have been delivered to the Agent under this Agreement) set out in column (2) below:

                                      (1)                                          (2)
                           Rate (per cent. per annum)               Ratio of Senior Debt to Annualised
                                                                           Consolidated EBITDA
                                      3.00                                         >7.0
                                      2.50                                         >5.5
                                      2.00                                         >4.0
                                      1.75                    less than or equal to 4.0


         (c)      If, at the time of determination of the Margin,:

                  (i)      (b) above is applicable; and

                  (ii) the ratio of Total Debt to Net Worth was greater than zero and less than 3:1 on the two previous consecutive Quarter Days calculated by reference to the Quarterly Period ending on such Quarter Days) as evidenced by the most recent Quarterly Management Accounts delivered to the Agent under this Agreement, the rate set out in column (1) of (b) above shall be reduced by 0.50 per cent. subject to a minimum of 1.50 per cent. per annum.

7.4      DETERMINATION OF INTEREST PERIODS

         (a) The first Interest Period in respect of each Advance will start on the relevant Drawdown Date and end on the next Quarter Day. Each subsequent Interest Period in respect of each such Advance will start on the day after the last day of the previous relevant Interest Period and end on the next Quarter Day. If any Quarter Day is not a Banking Day the relevant Interest Period will end on the next Banking Day.

         (b) If the Borrower has made more than one Drawing under the Facility then on the last day of the then current Interest Period for the first Advance, such further Advances shall be consolidated into a single Advance.

7.5      NOTIFICATION BY THE AGENT

         The Agent will promptly notify each Lender of the duration of each Interest Period in respect of each Advance and of the rate of interest applicable to that Interest Period.

8        INTEREST FOR LATE PAYMENT

8.1      THE BORROWER'S OBLIGATION TO PAY

         If the Borrower fails to pay an amount payable in connection with the Finance Documents (including an amount payable under this clause 8) on the due date for payment, it will pay interest on that amount from the due date until the date of payment (whether before or after judgment) in accordance with this clause 8.

8.2      NORMAL RATE

         The Agent will divide the period beginning on the due date and ending on the date of payment into successive periods of such length as it shall decide in its discretion. The rate of interest applicable to each such period will be the aggregate of (a) two per cent. per annum, (b) the applicable Margin, (c) the Additional Cost and (d) EURIBOR.

8.3      INITIAL RATE ON ACCELERATION OF THE LOAN

         If, however, the unpaid amount is an amount of principal which is repayable before its next Interest Payment Date, the first period selected by the Agent will end on that Interest Payment Date and the rate of interest applicable to that period will be two per cent. per annum above the rate previously applicable to that amount.

8.4      DATE OF PAYMENT

         Interest is payable under this clause 8 on the last day of each such period selected by the Agent or, if earlier, the date on which the Borrower pays an amount in respect of which the interest is accruing.

8.5      NOTIFICATION BY THE AGENT

         The Agent will notify the Borrower and the Lenders of the duration of each such period and of the rate of interest applicable to that period.

9        FEES AND EXPENSES

9.1      FACILITY FEE

         The Borrower shall pay the Agent, for the account of the Lenders, a facility fee of 1.50 per cent. of the Total Commitments. The facility fee will be payable in two equal instalments, on the date of this Agreement and 30th June 1999.

9.2      COMMITMENT COMMISSION

         The Borrower shall pay in arrears on each Quarter Date after the date of this Agreement and on the last day of the Availability Period (unless the undrawn Commitments have been cancelled in full pursuant to clause 6.6(b)), for the account of each relevant Lender, commitment commission computed (i) from the date of this Agreement to (and including) 30 June 1999 at the rate of 0.50 per cent. per annum, (ii) from (and including) 1 July 1999 until (and including) 30 September 1999 at the rate of 0.75 per cent. per annum and (iii) from (and including) 1 October 1999 until the last day of the Availability Period at the rate of 1.00 per cent. per annum, on the daily undrawn and uncancelled amount of such relevant Lender's Commitment.

9.3      EXPENSES

         The Borrower shall pay, or procure the payment, to the Agent on demand:

         (a) all reasonable expenses (including legal, printing and out-of-pocket expenses) properly incurred by the Agent and the Security Agent in connection with the negotiation, preparation and execution of this Agreement and the Security Documents (up to an amount of $100,000) and of any amendment or extension of, or the granting of any waiver or consent under, this Agreement or the Security Documents; and

         (b) all expenses (including legal and out-of-pocket expenses) properly incurred by any Finance Party in contemplation of, or otherwise in connection with, the enforcement or attempted enforcement of, or preservation or attempted preservation of any rights under, this Agreement and/or the Security Documents, including, without limitation, after the occurrence of a Default or if otherwise agreed with the Borrower, the fees and expenses of accountants or other experts incurred in relation to any investigation into the affairs of any Obligor, or otherwise in respect of the moneys owing under this Agreement and/or the Security Documents.

9.4      STAMP AND OTHER DUTIES

         The Borrower will promptly pay all stamp duties or similar Taxes and all filing, registration or notarisation fees payable in connection with the Facility or the Finance Documents, including those payable by any of the Finance Parties.

9.5      VAT

         All amounts payable under this clause 9 are exclusive of VAT. The Borrower will, in addition to paying such amounts, pay all applicable VAT on those amounts.

10       GUARANTEE

10.1     COVENANT TO PAY

         In consideration of the Lenders making or continuing to make Advances to the Borrower pursuant to this Agreement the Guarantors hereby irrevocably and unconditionally:

         (a) jointly and severally guarantee to each Finance Party, the due performance by the Borrower of all of its respective obligations under or pursuant to this Agreement; and

         (b) jointly and severally guarantee to each Finance Party the payment of all moneys now or hereafter due, owing or incurred by the Borrower under or pursuant to this Agreement when the same become due whether by acceleration or otherwise.

10.2     GUARANTORS AS PRINCIPAL DEBTORS; INDEMNITY

         As a separate and independent stipulation, but subject always to the provisions of clause 10.1, the Guarantors jointly and severally agree that if any purported obligation or liability of the Borrower which would have been the subject of this Guarantee had it been valid and enforceable is not or ceases to be valid or enforceable against the Borrower on any ground whatsoever whether or not known to the Finance Parties or any of them, including, without limitation, any irregular exercise or absence of any corporate power or lack of authority of, or breach of duty by, any person purporting to act on behalf of the Borrower or any legal or other limitation, or any disability or Incapacity or any change in the constitution of the Borrower) the Guarantors shall nevertheless be jointly and severally liable in respect of that purported obligation or liability as if the same were fully valid and enforceable and such Guarantor was the principal debtor in respect thereof. The Guarantors hereby irrevocably and unconditionally jointly and severally agree to indemnify and keep indemnified the Finance Parties against any loss or liability arising from any failure of the Borrower to perform or discharge any such purported obligation or liability or from any invalidity or unenforceability of any of the same against the Borrower.

10.3     LIMITATION

         Notwithstanding the other provisions of this clause 10, the liability of the Guarantors under this Guarantee is limited as follows:

         (a) with respect to a Guarantor incorporated in Belgium, for a maximum period of 6 years and to a maximum amount of euro 45,378,022;

         (b) with respect to a Guarantor incorporated in The Netherlands (other than the Parent), to the distributable reserves of such Guarantor at each date on which demand is made under this Guarantee, for which purpose "DISTRIBUTABLE RESERVES" means the shareholders' equity of the relevant Guarantor as far as it exceeds the sum of the amount of the paid and called up part of the share capital and the reserves of such Guarantor which must be maintained under the laws of The Netherlands or the articles of incorporation of such Guarantor.

10.4     NO SECURITY TAKEN BY GUARANTORS

         The Guarantors hereby jointly and severally warrant that they have not taken or received, and undertake that until all the Guaranteed Liabilities have been paid or discharged in full, they will not take or receive, the benefit of any security from the Borrower or any other person in respect of their obligations under this Guarantee save as may be agreed by the Majority Lenders.

10.5     INTEREST

         Each Guarantor agrees to pay interest on each amount demanded of it under this Guarantee from the date of such demand until payment (as well after as before judgment) at the rate specified in clause 8. Such interest shall be compounded at the end of each period determined for this purpose by the Agent in the event of it not being paid when demanded but without prejudice to the Agent and each Lender's right to require payment of such interest.

10.6     CONTINUING SECURITY AND OTHER MATTERS

         This Guarantee shall:

         (a) extend to the ultimate balance from time to time owing to the Finance Parties by the Borrower and shall be a continuing guarantee, notwithstanding any settlement of account or other matter whatsoever;

         (b) be in addition to any present or future Collateral Instrument, right or remedy held by or available to the Finance Parties or any of them; and

         (c) not be in any way prejudiced or affected by the existence of any such Collateral Instrument, rights or remedies or by the same becoming wholly or in part void, voidable or unenforceable on any ground whatsoever or by the Finance Parties or any of them dealing with, exchanging, varying or failing to perfect or enforce any of the same or giving time for payment or indulgence or compounding with any other person liable.

10.7     NEW ACCOUNTS

         If this Guarantee ceases to be continuing for any reason whatsoever each Lender may nevertheless continue any account of the Borrower or open one or more new accounts and the liability of each Guarantor under this Guarantee shall not in any manner be reduced or affected by any subsequent transactions or receipts or payments into or out of any such account.

10.8     LIABILITY UNCONDITIONAL

         The liability of each Guarantor shall not be affected nor shall this Guarantee be discharged or reduced by reason of:

         (a) the Incapacity or any change in the name, style or constitution of any other Obligor or any other person liable; or

         (b) any of the Finance Parties granting any time, indulgence or concession to, or compounding with, discharging, releasing or varying the liability of any other Obligor or any other person liable or renewing, determining, varying or increasing any accommodation, Facilities or transaction or otherwise dealing with the same in any manner whatsoever or concurring in, accepting or varying any compromise, arrangement or settlement or omitting to claim or enforce payment from any other Obligor or any other person liable; or

         (c) any act or omission which would not have discharged or affected the liability of such Guarantor had it been a principal debtor instead of a guarantor or by anything done or omitted which but for this provision might operate to exonerate such Guarantor.

10.9     COLLATERAL INSTRUMENTS

         None of the Finance Parties shall be obliged to make any claim or demand on the Borrower or to resort to any Collateral Instrument or other means of payment now or hereafter held by or available to them or it before enforcing this Guarantee and no action taken or omitted by any of the Finance Parties in connection with any such Collateral Instrument or other means of payment shall discharge, reduce, prejudice or affect the liability of any Guarantor under this Guarantee nor shall any of the Finance Parties be obliged to apply any money or other property received or recovered in consequence of any enforcement or realisation of any such Collateral Instrument or other means of payment in reduction of the Guaranteed Liabilities.

10.10    WAIVER OF GUARANTORS' RIGHTS

         Until all the Guaranteed Liabilities have been paid, discharged or satisfied in full (and notwithstanding payment of a dividend in any liquidation or under any compromise or arrangement) each Guarantor agrees that, without the prior written consent of the Agent, it will not:

         (a) exercise its rights of subrogation, reimbursement and indemnity against any other Obligor or any other person liable; or

         (b) demand or accept any security to be executed in respect of any of its obligations under this Guarantee or any other Indebtedness now or hereafter due to such Guarantor from any other member of the Group or from any other person liable; or

         (c) take any step or enforce any right against any other Obligor or any other person liable in respect of any Guaranteed Liabilities; or

         (d) exercise any right of set-off or counterclaim against any other Obligor or any other person liable or claim or prove or vote as a creditor in competition with any of the Finance Parties in the liquidation, administration or other insolvency proceeding of any other Obligor or any other person liable or have the benefit of, or share in, any payment from or composition with, any other Obligor or any other person liable or any other Collateral Instrument now or hereafter held by any of the Finance Parties for any Guaranteed Liabilities or for the obligations or liabilities of any other person liable but so that, if so directed by the Agent, it will prove for the whole or any part of its claim in the liquidation of any other Obligor on terms that the benefit of such proof and of all money received by it in respect thereof shall be held on trust for the Finance Parties and applied in or towards discharge of the Guaranteed Liabilities in such manner as the Agent shall deem appropriate.

10.11    SUSPENSE ACCOUNTS

         Any money received in connection with this Guarantee (whether before or after any Incapacity of any Obligor) may be placed to the credit of a suspense account (bearing interest at a commercial rate) with a view to preserving the rights of the Finance Parties to prove for the whole of their respective claims against any Obligor or any other person liable or may be applied in or towards satisfaction of the Guaranteed Liabilities as the Agent may from time to time conclusively determine in its absolute discretion.

10.12    SETTLEMENTS CONDITIONAL

         Any release, discharge or settlement between any Guarantor and any of the Finance Parties shall be conditional upon no security, disposition or payment to any of the Finance Parties by any Obligor or any other person liable being void, set aside or ordered to be refunded pursuant to any enactment or law relating to bankruptcy, liquidation, administration or insolvency or for any other reason whatsoever and if such condition shall not be fulfilled the Finance Parties shall be entitled to enforce this Guarantee subsequently as if such release, discharge or settlement had not occurred and any such payment had not been made.

10.13    GUARANTORS TO DELIVER UP CERTAIN PROPERTY

         If, contrary to clauses 10.4 or 10.10, any Guarantor takes or receives the benefit of any security or receives or recovers any money or other property, such security, money or other property shall be held on trust for the Finance Parties and shall be delivered to the Agent, on demand.

10.14    RETENTION OF THIS GUARANTEE

         The Finance Parties shall be entitled to retain this Guarantee after as well as before the payment or discharge of all the Guaranteed Liabilities for such period as the Agent may reasonably determine but for no longer than one year after the payment or discharge of all the Guaranteed Liabilities.

10.15    CHANGES IN CONSTITUTION OR REORGANISATIONS OF LENDERS

         For the avoidance of doubt and without prejudice to the provisions of clause 25, this Guarantee shall remain binding on each Guarantor notwithstanding any change in the constitution of the Finance Parties or any of them or their or its absorption in, or amalgamation with, or the acquisition of all or part of their or its undertaking or assets by, any other person, or any reconstruction or reorganisation of any kind, to the intent that this Guarantee shall remain valid and effective in all respects in favour of any successor in title of the Finance Parties, any Transferee and any successor Agent appointed pursuant to clause 25.13 or any successor Security Agent appointed pursuant to the Security Deed in the same manner as if such successor in title, Transferee or successor Agent or successor Security Agent had been named in this guarantee as a party instead of, or in addition to, the relevant Lender, the Agent or the Security Agent.

10.16    OTHER GUARANTORS

         Each Guarantor agrees to be bound by this Guarantee notwithstanding that any other person intended to execute or to be bound by any other guarantee or assurance under or pursuant to this Agreement may not do so or may not be effectually bound and notwithstanding that such other guarantee or assurance may be determined or be or become invalid or unenforceable against any other person, whether or not the deficiency is known to the Lenders or any of them or the Agent, the Security Agent or the Arrangers or any of them.

10.17    ACCEDING GUARANTORS

         (a) To the extent legally possible, the Borrower shall procure that as soon as reasonably practicable all entities which become Subsidiaries (other than those which are dormant and do not hold any licences or other material assets) become Acceding Guarantors by delivering to the Agent (as soon as is reasonably practicable following receipt by the Borrower of a written notice from the Agent requiring such action) Deeds of Guarantor Accession duly executed by such Subsidiaries and the Borrower.

         (b) To the extent legally possible the Borrower shall procure that, at the same time as a Deed of Guarantee Accession is delivered to the Agent, there is delivered to the Agent all the documents and evidence listed in schedule 9, part B in respect of the relevant Subsidiary in each case in form and substance satisfactory to the Agent acting reasonably.

         (c) Delivery of a Deed of Guarantor Accession duly executed by an Acceding Guarantor and the Borrower constitutes confirmation by the relevant Acceding Guarantor that the representations and warranties set out in clause 11 to be made by it on the date of the Deed of Guarantor Accession in accordance with clause 11.21 are correct as if made by it with reference to the facts and circumstances then existing.

         (d) To the extent legally possible in any Relevant Jurisdiction, each Acceding Guarantor, before entering into such a Deed of Guarantor Accession, shall comply with all the relevant legislation in its country of incorporation to the reasonable satisfaction of the Agent, to ensure that the proposed guarantee to be given is in compliance with any relevant provisions of such legislation and to ensure that the proposed guarantee to be given is, subject to the Reservations, to be legal valid and binding on the proposed Acceding Guarantor.

         (e) Each Finance Party irrevocably authorises the Agent to countersign each Deed of Guarantor Accession on its behalf without any further consent of, or consultation with any of the Finance Parties

         (f) Each of the other Obligors irrevocably authorises the Borrower to countersign each Deed of Guarantor Accession on its behalf without any further consent of, or consultation with, any of the other Obligors

11       REPRESENTATIONS

11.1     REPRESENTATIONS

         The Parent, in respect of itself and each other Group Member, and each Obligor in respect of itself only, represents and warrants to each of the Finance Parties that all the matters described in clauses 11.2 to
         11.20 are true and accurate on the date of this Agreement.

11.2     DUE INCORPORATION

         It is duly incorporated and validly existing under the laws of its country of incorporation and has the power, and has obtained all necessary authorisations, to own its assets and carry on its business in all relevant jurisdictions.

11.3     THE DOCUMENTS

         (a) It has power to execute the Finance Documents to which it is a party and to exercise its Rights and perform its Duties under them; and it has obtained all necessary authorisations to do so.

         (b) This Agreement constitutes its legally binding and enforceable obligations. Each other Finance Document that it is a party to, when executed, will, subject to the Reservations, constitute its legally binding and enforceable obligations.

         (c) The execution of the Finance Documents and the exercise of its Rights and the performance of its Duties under them will not result in it being in breach of any Duty or required to create any Encumbrance or perform any other action as a result of any Duty.

         (d) The Finance Documents to which it is a party are effective and admissible in evidence without the need for any filing, registration, notarisation or other action.

         (e) No stamp duty or other Tax is payable in respect of the Finance Documents to which it is a party.

11.4     LITIGATION

         No litigation, arbitration or administrative proceeding is taking place or to the best of its knowledge pending against it which, if adversely determined, would or is reasonably likely to have a Material Adverse Effect. It is not aware that any such proceeding is threatened.

11.5     THE ACCOUNTS

         (a) The Accounts in respect of the financial year ended 31 December 1998 have been prepared in accordance with GAAP which have been consistently applied. The Accounts provide a true and fair view of the consolidated financial position of the Group as at 31 December 1998 and of the consolidated operations of the Group for the financial period ended on that date.

         (b) There has been no material adverse change in the consolidated financial position of the Borrower or the Group from that set out in the Accounts.

11.6     WORKS COUNCILS

         If it is incorporated in The Netherlands, it has not instituted a works council or, if any such works council has been instituted, all action has been taken by or in relation to such works council necessary to authorise the performance by it of its respective obligations under the Finance Documents.

11.7     CHOICE OF LAW

         The choice by it of English law to govern this Agreement and the Security Deed and the submission by it to the non-exclusive jurisdiction of the High Court of Justice in England are, subject to the Reservations, valid and binding.

11.8     TITLE TO ASSETS

         (With the exception of VersaTel Belgium), it is the legal and beneficial owner of and has good and marketable title to the Equipment supplied to it free and clear of any Encumbrance other than Permitted Encumbrances.

11.9     INTELLECTUAL PROPERTY RIGHTS

         (a) The Intellectual Property Rights owned by or licensed to it are free from any Encumbrance (save for those created or to be created by or pursuant to the Security Documents and Permitted Encumbrances) and any other rights or interests in favour of third parties.

         (b) The Intellectual Property Rights owned by or licensed to it are all the Intellectual Property Rights required by it in order to carry on, maintain and operate in all material respects its respective businesses, properties and assets. In carrying on its business it does not infringe any Intellectual Property Rights of any third party where any action taken by such third party in respect of any such infringement would or is reasonably likely to have a Material Adverse Effect.

         (c) No Intellectual Property Rights owned by it are being infringed, nor is there, to the best of its knowledge, any threatened infringement of any such Intellectual Property Rights which, in either case would or is reasonably likely to have a Material Adverse Effect.

11.10    PROJECT AGREEMENTS

         (a) The Project Agreements which have been entered into on or prior to the date of this Agreement and to which it is a party are in full force and effect and, subject to the Reservations, constitute its legally binding and enforceable obligations.

         (b) To the best of its knowledge and belief after due enquiry, (1) it is not in breach of any material term of any Project Agreement to which it is a party, (2) there is no material dispute subsisting between the parties thereto (3) no termination event (howsoever described) is subsisting thereunder and (4) no material amendments have been made thereto.

11.11    LICENCES AND NECESSARY AUTHORISATIONS

         The Licences are in full force and effect and it is in compliance in all material respects with all material provisions thereof that are applicable to it. It has secured all the Necessary Authorisations, all such Necessary Authorisations are in full force and effect and it is in compliance in all material respects with all material provisions thereof that are applicable to it. To the best of its knowledge and belief after due enquiry, neither the Licences nor any of the Necessary Authorisations are the subject of any pending or threatened attack or revocation.

11.12    NO WITHHOLDING TAXES

         No Taxes are imposed by withholding or otherwise on any payment to be made by it under any Finance Document to any Qualifying Person or are imposed on or by virtue of the execution or delivery by it of any Finance Document to which it is a party or any document or instrument to be executed or delivered under any such Finance Document.

11.13    TELECOMMUNICATIONS LAWS

         It is in compliance in all material respects with all Telecommunications Laws applicable to it.

11.14    ENVIRONMENTAL MATTERS

         (a) It is in compliance in all material respects with all requirements of Environmental Laws applicable to it.

         (b) No Environmental Claim is, to its knowledge after due enquiry, pending, threatened or existing against it.

11.15    INFORMATION

         To the best of its knowledge and belief after due enquiry, as at the date provided the factual information relating to the Group provided to any of the Finance Parties was true and accurate in all material respects and not misleading in any material respect and did not omit any material facts; all reasonable enquiries have been made by the Borrower to verify the facts and statements relating to the Group contained therein.

11.16    NOTES

         The execution, delivery and performance of the Finance Documents will not breach the terms of the Notes and it is not is in breach of any provision of the Notes.

11.17    YEAR 2000 ISSUE

         It has reviewed the effect of the Year 2000 Issue on the computer software, hardware and firmware systems and equipment containing embedded microchips owned or operated by or for it or used or relied upon in the conduct of its business (including systems and equipment supplied by others or with which its computer systems interface). The costs to the Group of any reprogramming required as a result of the Year 2000 Issue to permit the proper functioning of such systems and equipment and the proper processing of data, and the testing of such reprogramming, and of the reasonably foreseeable consequences of the Year 2000 Issue to the Group (including reprogramming errors and the failure of systems or equipment supplied by others) are not expected to result in an Event of Default or to have a Material Adverse Effect.

11.18    BOOKS AND RECORDS

         All its documentation is maintained in accordance with all material legal requirements and good business practices and is safely kept and correct.

11.19    BUSINESS PLAN

         All opinions, projections and forecasts contained in the Business Plan and the assumptions on which such opinions, projections and forecasts were based were arrived at after due and careful consideration and enquiry and represent the views of the Borrower as at the date of the Business Plan; to the best of its knowledge and belief there are no material facts or circumstances the omission of which could make any of the opinions, projections and forecasts contained in the Business Plan (and the assumptions on which such opinions, projections and forecasts were made) misleading in any respect.

11.20    DEFAULT

         No Default has occurred and is continuing.

11.21    REPETITION

         The representations and warranties in clauses 11.2 to 11.20 (excluding clauses 11.3(d) and (e), 11.5(b), 11.12 and 11.15), (so that the representations and
         warranties in (i) clause 11.5, shall for this purpose refer to the then and the latest audited consolidated financial statements of the Group delivered to the Agent under clause 12.1 and (ii) clause 11.19, shall refer to the then updated Business Plan delivered to the Agent under clause 12.1) shall be deemed to be repeated by the Obligors on and as of each Drawdown Date and each Interest Payment Date as if made with reference to the facts and circumstances existing on each such day.

12       INFORMATION UNDERTAKINGS

12.1     GENERAL

         The Borrower will, throughout the Facility Period, provide the Agent with sufficient copies for all the Lenders of the documents and information relating to the Group specified in column (1) at the time specified in column (2):

         (1) INFORMATION                             (2) TIME
         The Accounts                                As soon as they are available, and no
                                                     later than 90 days after the end of
                                                     the period to which they relate

         Quarterly Management Accounts and a         As soon as they are available, and no later
         Compliance Certificate from an              than 45 days after the end of the period to
         Authorised Officer                          which they relate

         Quarterly operating and financial           As soon as they are available, and no later
         performance data on the Project in          than 45 days after the end of the period to
         the agreed form                             which they relate

         Any document sent to the Parent's or        When sent to that person
         Borrower's shareholders or creditors
         generally

         Annual Budget                               Within 30 days upon it being approved by
                                                     the Borrower's supervisory board with such
                                                     approval not to be unreasonably withheld or
                                                     delayed

         Updated Annual Budget or Business           30 days after each amendment or revision is
         Plans                                       approved by the supervisory board
                                                     of the Borrower

         Details of terms of employment of key       As soon as reasonably practicable following
         members of the Group's management team      any material charge

         Such other information about the Group      As soon as reasonably practicable following
         as the Lenders may                          a request by the Agent

         (1) INFORMATION                             (2) TIME
         reasonably require

         Certified English translations of any       As soon as reasonably practicable following
         Project Agreement                           a reasonable request by the Agent

         Any notice of suspension of, default        Within 3 days of receipt by the relevant
         under, or amendment to, any Project         Obligor
         Agreement

12.2     DEFAULTS

         Each of the Obligors will procure that the Agent is promptly informed of (i) any occurrence of which it becomes aware which would or is reasonably likely to have a Material Adverse Effect and, (ii) any Default and any potential breach of any of the undertakings set out in clause 15 promptly upon becoming aware thereof and will from time to time, if so requested by the Agent, confirm to the Agent in writing that, save as otherwise stated in such confirmation, no Default has occurred and is continuing.

13       UNDERTAKINGS

13.1     OBLIGORS' UNDERTAKINGS

         Save where stated otherwise, the Parent, in respect of itself and each other Group Member, and each Obligor in respect of itself only, undertakes with each of the Finance Parties that it will procure that the undertakings contained in clauses 13.2 to 13.22 are complied with throughout the Facility Period.

13.2     PURPOSE

         The Borrower will use the Loan for the purpose specified in clause 2.2.

13.3     CONSENTS

         It will (and will procure the same in respect of all its Subsidiaries), without prejudice to clauses 3 and 11, obtain or cause to be obtained, maintain in full force and effect and comply in all material respects with conditions and restrictions (if any) imposed in, or in connection with, every consent, authorisation, licence or approval of any Government Entity and do, or cause to be done, all other acts and things, which may from time to time be necessary under applicable law for the continued due performance of all its material obligations under the Finance Documents.

13.4     COMPLIANCE WITH LICENCES ETC. RELATING TO THE BUSINESS OF THE GROUP

         It will comply, and shall procure that all its Subsidiaries comply, in all material respects with the terms and conditions of all laws (including Telecommunications Laws, the Licences and the Necessary Authorisations), regulations, agreements, licences and concessions relevant to the carrying on of the business of any member of the Group.

13.5     PARI PASSU

         It will ensure that its obligations, under each of the Finance Documents shall, without prejudice to the provisions of clause 15, at all times be direct, general and unconditional obligations and rank at least pari passu with all its other present and future unsecured and unsubordinated Indebtedness, subject to the Reservations.

13.6     INSURANCE

         It will, and, in the case of the Parent, will procure that each other Group Member will, (i) insure and keep insured all of the Equipment with underwriters or insurance companies of repute to such extent and against such risks (including, without limitation, product liability risks) as prudent companies engaged in businesses similar to those it or, in the case of the Parent, the relevant Group Member normally insures and as further required under the terms of the Security Documents, (ii) produce (if available) to the Agent on request copies of all insurance policies from time to time effected by it and, in the case of the Parent, other Group Members, following their issue and receipts for the premiums payable under such policies, (iii) procure that the Security Agent is noted as loss payee on such insurance policies and (iv) (to the extent permitted by the Notes) assign such insurance policies to the Security Agent on terms reasonably acceptable to all of the Lenders.

13.7     ENVIRONMENTAL LICENCES

         It will, and will, in the case of the Parent, procure that each Group Member will, obtain and maintain in full force and effect all Environmental Licences to ensure that its business complies in all material respects with all Environmental Laws.

13.8     ENVIRONMENTAL CLAIMS

         It will, and will, in the case of the Parent, procure that each Group Member will, promptly upon receipt of notice of the same inform the Agent of any Environmental Claim which has been made or to the best of its knowledge threatened against any Group Member or any of the officers of any Group Member in their capacity as such which would or be reasonably likely to have a Material Adverse Effect or any requirement by any Environmental Licence or applicable Environmental Laws to make any material investment or expenditure or take or desist from taking any action.

13.9     RELEVANT SUBSTANCES

         It will, and will, in the case of the Parent, procure that each Group Member will, notify the Agent forthwith upon becoming aware of any Relevant Substance at or brought on to any of the properties owned, leased or otherwise occupied by any member of the Group in circumstances which are outside the ordinary course of the business of the relevant Group Member which might be reasonably expected to give rise to any Environmental Claim, and in such cases take or procure the taking of all necessary action to deal with, remedy or remove from such property or prevent the incursion of (as the case may be) that Relevant Substance in order to prevent such Environmental Claim and in a manner that complies with all requirements of Environmental Law.

13.10    YEAR 2000

         It will, and will, in the case of the Parent, procure that each Group Member will, have completed by the commencement of the year 2000, any reprogramming required to permit the proper functioning, in and following the year 2000, of (i), in the case of the Parent, the computer systems of each Group Member and (ii) its equipment containing embedded microchips (including systems and equipment supplied by others), in each case which systems or equipment are material to the carrying on of the Group's business, and the testing of all such systems and equipment as so reprogrammed.

13.11    INTELLECTUAL PROPERTY RIGHTS

         It will, and will, in the case of the Parent, procure that each Group Member will:

         (a) take all action necessary to safeguard and maintain its rights, present and future, in or relating to all Intellectual Property Rights material to its business, and in the case of the Parent, the business of the Group (taken as a whole) including, without limitation, observing all covenants and stipulations relating thereto and paying all applicable renewal fees, licence fees and other outgoings;

         (b) use all reasonable efforts to effect registration of applications for registration of any registered design, patent, trade mark and service mark material to its business, and in the case of the Parent, the business of the Group (taken as a whole) and keep the Agent informed of events relevant to any such application and not without the prior consent in writing of the Agent, acting on the instructions of the Majority Lenders, permit any Intellectual Property Rights material to its business, and in the case of the Parent, the business of the Group (taken as a whole) to be abandoned or cancelled, to lapse or to be liable to any claim of abandonment for non-use or otherwise;

         (c) promptly notify the Agent of any infringement or suspected infringement or any challenge to the validity of any of its present or future Intellectual Property Rights material to its business, and in the case of the Parent, the business of the Group (taken as a whole) which may come to its notice, supply the Agent with all information in its possession relating thereto and take all steps necessary to prevent or bring to an end any such infringement and to defend any challenge to the validity of any such rights; and

         (d) not sell, transfer or otherwise dispose of any Intellectual Property Rights material to its business, and in the case of the Parent, the business of the Group (taken as a whole).

13.12    CHANGE IN BASIS OF ACCOUNTS

         The Borrower will ensure that all financial statements delivered under clause 12.1 are prepared in accordance with GAAP and in accordance with the accounting principles and practices used in the preparation of the financial statements referred to in part A of schedule 3 (the "ORIGINAL BASIS") consistently applied in respect of each financial year unless to do so would be inconsistent with then current GAAP (the "NEW BASIS"). If the preparation of financial statements on the Original Basis is contrary to the New Basis then the Borrower shall promptly notify the Agent in writing of the relevant change and at the option of the Borrower) shall either (1) prepare and deliver to the Agent audited financial statements on both the Original Basis and the New Basis or shall prepare and deliver financial statements on the New Basis only but shall also prepare and deliver an audited reconciliation statement (a "RECONCILIATION STATEMENT") showing those adjustments necessary in order to reconcile the financial statements produced on the New Basis to the Original Basis) or (2) request the Agent to enter into good faith negotiations for such amendments (if any) as are necessary to the covenants contained in clause 15 and any other provisions of this Agreement affected by such change, in which event the Agent will enter into such negotiations for a period of not more than 28 days. If agreement is reached between the Borrower and the Agent (acting on the instructions of the Majority Lenders) within such period as to the amendment of any such covenants or provisions, then the parties hereto will enter into such documentation and take such other steps as are required to put such amendments into effect following which the Borrower shall then be obliged to produce financial statements on the New Basis only. If no such agreement is reached then the Borrower shall be obliged to prepare and deliver audited financial statements on the New Basis accompanied by a Reconciliation Statement.

         Where the Borrower is under an obligation to deliver financial statements under clause 12.1 on the New Basis but accompanied by a Reconciliation Statement, Quarterly Management Accounts shall also be delivered on the New Basis but accompanied by a Reconciliation Statement.

         All financial statements, Quarterly Management Accounts and Reconciliation Statements delivered pursuant to this clause 13.12 shall be delivered within the relevant time period set out in clause 12.1.

         The provisions of this clause 13.12 shall also apply, mutatis mutandis, to the preparation and delivery of the Business Plan under clause 12.1.

13.13    FINANCIAL YEAR END

         Unless the Agent is otherwise advised, it will and, in the case of the Parent, will procure that each Group Member will maintain a financial year end of 31 December, in the event that such a change is made the covenants in clause 15 will be restated as at the new financial year end.

13.14    AUTHORISED OFFICERS

         It will ensure that any new or replacement Authorised Officer has provided the Agent with evidence reasonably satisfactory to it of such new officer(s)' authority and a specimen of his or their signature(s) prior to signing any Compliance Certificates, Drawdown Notices, or any other notices, requests or confirmations referred to in this Agreement or relating to the Facilities.

13.15    AUDITORS

         The Parent will ensure that Arthur Andersen is appointed as auditor of the Parent, the Borrower and each of its Subsidiaries and not change such appointment without appointing a major accounting firm of recognised international standing and repute.

13.16    INSPECTION

         It will if required by the Agent (acting on the instructions of the Majority Lenders), at any time whilst a Default is continuing, permit, to the extent it is able to do so, representatives of the Agent or any of the Lenders upon reasonable prior written notice to the Borrower or its relevant Subsidiary, after having made arrangements with the Borrower so to do and after entering into a confidentiality undertaking if reasonably required by the Borrower (a) visit and inspect the properties of any Group Member during normal business hours, (b) inspect and make extracts from and copies of its books and records other than records which the relevant Group Member is prohibited by law or any confidentiality undertaking from disclosing to the Agent and/or any relevant Lender and (c) discuss with its principal officers and auditors its business, assets, liabilities, financial position, results of operations and business prospects provided that any such discussion with the auditors shall only be on the basis of the audited accounts of the Group and Compliance Certificates issued by the auditors.

13.17    TAXES

         It will and will procure that each Group Member will file or cause to be filed all tax returns required to be filed in all jurisdictions in which it is situated or carries on business or is otherwise subject to Taxation and will pay all Taxes shown to be due and payable on such returns or any assessments made against it within the period stipulated for such payment (other than those being contested in good faith and where such payment may be lawfully withheld).

13.18    SUBORDINATION OF LOANS FROM SUBORDINATED CREDITOR

         The Parent will procure that any Subordinated Debt is made available on terms and conditions reasonably acceptable to the Agent.

13.19    BUSINESS PLAN

         The Parent will, and will procure that each Group Member will, perform at all times in accordance with the Business Plan.

13.20    WORKING CAPITAL

         The Borrower will maintain adequate working capital to enable it to comply with the Business Plan and ensure that the days of receivables outstanding on a rolling average basis is less than 90 days.

13.21    BUSINESS

         The Parent will engage solely in the business of acting as the Holding Company of its Subsidiaries (which shall include the on-lending of Borrowed Money to its Subsidiaries in accordance with the provisions of this Agreement) and will not act as an operating company actually engaged in any business.

13.22    MAINTENANCE OF SYSTEMS AND SOFTWARE

         The Borrower will procure that the Systems are maintained in accordance with industry standard practice and that the software used in connection with the Equipment is maintained within two releases generally available to users operating a similar business to the Borrower.

13.23    PERMITTED ACQUISITIONS

         (a) The Borrower shall, within 7 days of the completion of a Permitted Acquisition or a Major Permitted Acquisition, give notice thereof to the Agent, together with confirmation that immediately after such completion no Default has occurred and is continuing or, to the best of its knowledge, would result therefrom.

         (b) The Borrower shall, within 7 days of the approval by the supervisory board or, as the case may be the board of directors, of a Major Permitted Acquisition, give notice thereof to the Agent, together with a certificate in the agreed form signed by the chief financial officer of the Borrower confirming his opinion that the Borrower will at all times after the completion of such Major Permitted Acquisition be in compliance with all the covenants set out in clause 15. Thereafter the Borrower shall provide the Agent with such information as it may reasonably request about the strategic rationale and economics of such acquisition.

         (c) (i) In respect of a Permitted Acquisition which is not a Major Permitted Acquisition, the Borrower shall provide the Agent with a revised Business Plan within 60 days of the date of such Permitted Acquisition. There shall be no requirement for such Business Plan to have been approved by the Supervisory Board of the Borrower.

                  (ii) In respect of a Major Permitted Acquisition, the Borrower shall provide the Agent with a revised Business Plan, approved by the Supervisory Board of the Borrower, within 60 days of the date of such Major Permitted Acquisition.

                  In either case such Business Plan shall demonstrate that all capital commitments relating to the relevant Permitted Acquisition or Major Permitted Acquisition are fully funded and that the Borrower will at all times be in compliance with the financial covenants set out in clause 15.

         (d) Where a Permitted Acquisition or a Major Permitted Acquisition is made by a Group Member during a Quarterly Period, the Consolidated EBITDA attributable to the acquisition or investment for that part of the relevant Quarterly Period prior to the acquisition may (at the option of the Borrower) also be included for the purposes of determining Consolidated EBITDA of the Group. If the Consolidated EBITDA attributable to the acquisition or investment is negative, it must be included.

                  If the Consolidated EBITDA attributable to an acquisition is to be included the Borrower shall determine the Consolidated EBITDA attributable to any such acquisition or investment by reference to the accounts used for the purpose of the acquisition or investment (which may be yearly, half-yearly, management or completion accounts or other accounts). The Borrower shall make available to any Lender, if it so requests (through the Agent), a copy of such accounts. If the Consolidated EBITDA attributable to an acquisition or investment is not included, the Borrower will confirm to the Agent whether the Consolidated EBITDA attributable to that acquisition or investment was positive or negative.

14       NEGATIVE UNDERTAKINGS

14.1     OBLIGORS' UNDERTAKINGS

         The Parent, in respect of itself and the other Group Members, and each Obligor in respect of itself only, undertakes with each of the Finance Parties that it will procure that the undertakings contained in clauses
         14.2 to 14.13 are complied with throughout the Facility Period.

14.2     NEGATIVE PLEDGE

         No Encumbrance will exist over the Equipment except Permitted Encumbrances.

14.3     SENIOR DEBT AND GUARANTEES

         It will not incur or permit to be outstanding:

         (a) any Borrowed Money of any member of the Group (other than Borrowed Money outstanding under this Agreement, Permitted Senior Debt or Permitted Indebtedness) or guarantee any such Borrowed Money provided however, that if no Default or Event of Default shall have occurred and be continuing at any time, or would occur as a consequence of the incurrence of any such Borrowed Money, it may incur Borrowed Money if immediately thereafter the ratio of Total Debt (including the relevant Borrowed Money) to Annualised Consolidated EBITDA calculated by reference to the two most recent Quarterly Periods (in respect of which Quarterly Management Accounts have been delivered to the Agent under this Agreement) adjusted as if such Borrowed Money had been incurred and the proceeds thereof had been applied at the beginning of such two Quarterly Periods, would be greater than zero and less than or equal to 5.0:1;

         (b) any Borrowed Money from a Restricted Person other than Subordinated Debt;

         (c) (in respect of the Borrower Group only) any Borrowed Money from the Parent other than pursuant to a Parent Subordinated Loan Agreement; or

         (d) any other Borrowed Money unless otherwise permitted pursuant to the terms of this Agreement.

14.4     DISPOSALS

         There will be no disposal of a material part of the assets of any member of the Group other than a Permitted Disposal.

14.5     LOANS AND GUARANTEES

         Save for normal trade credit given in the ordinary course of trading, it (the "LENDING OBLIGOR") will not make any loans to, grant any credit to or give any guarantee to or for the benefit of, or enter into any transaction having the effect of lending money to any person who is not an Obligor other than a Group Member who is not an Obligor (a "BORROWING GROUP MEMBER") and provided that the aggregate amount of all such Indebtedness does not exceed euro 20,000,000 and the right of the relevant Lending Obligor to receive any payment in respect thereof is not subordinated and ranks at least pari passu with all unsecured and unsubordinated claims against the Borrowing Group Member.

14.6     EQUITY YIELD

         It will not make any Restricted Payment to the Parent, any of its shareholders or any Restricted Person if any amount has not been paid in accordance with this Agreement, or any covenant in clause 15 has been breached and not remedied or waived.

14.7     SHAREHOLDERS' MEETINGS

         It will not alter or convene any meeting with a view to the alteration of any provision of its respective Memorandum or Articles of Association if such alteration would or would be likely to have (in the reasonable opinion of the Agent) a Material Adverse Effect, and unless the Agent is provided with a reasonable opportunity to review and prevent such an alteration prior to it being made.

14.8     NEW SHARE ISSUES

         It will not, and will procure that none of its Subsidiaries will (without the prior written consent of the Agent, acting on the instructions of the Majority Lenders), issue any shares (other than to an Obligor) or otherwise acquire any additional capital (other than from an Obligor) unless such shares or capital will not entitle the holder or owner thereof to receive any interest, dividend, other distribution, capital or any other amount until after the Facility Period provided that the Parent shall be entitled to issue ordinary shares fully paid (i) pursuant to an initial or any future public offering of fully paid ordinary shares of the Parent; (ii) pursuant to a private equity placement; (iii) pursuant to the exercise of any share options or warrants existing at the date hereof or subsequently issued subject always to clause 6.3(a), or (iv) in consideration for the purchase price in relation to a Permitted Acquisition or a Major Permitted Acquisition, and in each of the cases set out in (i) to (iv) above, no other provision of any Finance Document would be breached as a result.

14.9     AMALGAMATION AND MERGER

         It will not merge or consolidate with any other company or person and, in the case of the Parent, it will procure that no other Group Member merges or consolidates with any other company or person save for mergers between any Group Members with any or all of the other Group Members or, as the case may be, any other company or person (in which case, for the avoidance of doubt, such merger or amalgamation shall comply in all respects with clause 13.23) ("ORIGINAL ENTITIES") into one or more entities (each a "MERGED ENTITY") provided that:

         (i) reasonable details of the proposed merger in order to demonstrate satisfaction with paragraphs (ii) to (iv) below, including a formal legal opinion in form satisfactory to the Agent which confirms paragraph (ii) below, are provided to the Agent at least 10 days before the merger or amalgamation is to be entered into;

         (ii) such Merged Entity is a Group Member and is liable for the obligations of the relevant Original Entities (including the obligations under this Agreement and the other Finance Documents) which remain unaffected thereby and entitled to the benefit of all the rights of such Original Entities;

         (iii) if the Agent reasonably determines necessary, such Merged Entity has entered into a Deed of Guarantor Accession and/or Security Documents which provide a guarantee and/or security over the same assets of at least an equivalent nature and ranking to the security provided by the relevant Original Entities pursuant to any Guarantee or Security Documents entered into by them and the Lenders consent to such arrangements (such consent not to be unreasonably withheld);

         (iv) substantially all the property and other assets of the relevant Original Entities are vested in the Merged Entity and that the Merged Entity has assumed all the rights and obligations of the relevant Original Entities under the Finance Documents and Project Agreements and all material

                  Necessary Authorisations;

14.10    CHANGE IN BUSINESS

         It will not, and will procure that none of its Subsidiaries will, engage in any line of business other than Permitted Business in the Benelux region, or in the United States of America, France, Germany or the United Kingdom further to the use of certain international links into those countries directly or indirectly from the System.

14.11    ACQUISITIONS AND JOINT-VENTURES

         The Parent will not, and will procure that no Group Member will, acquire or make any investment in any companies, joint ventures or partnerships or acquire any businesses (or interests therein) other than Permitted Acquisitions or Major Permitted Acquisitions.

14.12    SWAPS AND HEDGING

         It will not and will, in the case of the Parent, procure that no Group Member enters into any interest rate or currency swaps or other hedging arrangements other than non-speculative arrangements directly relating to the risk management of Borrowed Money permitted to subsist by the terms of this Agreement and entered into in the ordinary course of the business for the genuine hedging of the relevant underlying transaction.

15       OPERATIONAL AND FINANCIAL COVENANTS

15.1     OPERATIONAL AND FINANCIAL COVENANTS

         Each Obligor undertakes with each of the Finance Parties that it will ensure that on each Quarter Date falling within the Facility Period the undertakings contained in clauses 15.2 and 15.3 are complied with.

15.2     OPERATIONAL COVENANTS

(a)      Minimum average revenue

         At all times during the periods set out in column (1) below the average revenues per month received by the Group from Subscribers (excluding for these purposes any Subscribers in respect of any Permitted Acquisition which are not categorised as Business Subscribers) arising out of the use or operation of the System (calculated on each Quarter Day by reference to the Six Month Period ending on such day) must be not less than the amount set out against such period in column (2) below per such Subscriber per month:

                  (1)                                       (2)

                           Period                                                  NLG
                           ------                                                  ---
                  1 January - 30 June 1999                                         529
                  1 April - 30 September 1999                                      559
                  1 July - 31 December 1999                                        616
                  1 October 1999 - 31 March 2000                                   691
                  1 January - 30 June 2000                                         766
                  1 April - 30 September 2000                                      827
                  1 July - 31 December 2000                                        877
                  1 October 2000 - 31 March 2001                                   900
                  1 January - 30 June 2001                                         925
                  1 April - 30 September 2001                                      963
                  1 July - 31 December 2001                                        1000
                  1 October 2001 - 31 March 2002                                   1038
                  1 January - 30 June 2002                                         1075
                  1 April - 30 September 2002                                      1120
                  1 July - 31 December 2002                                        1155
                  1 October 2002 - 31 March 2003                                   1188
                  1 January - 30 June 2003                                         1223
                  1 April - 30 September 2003                                      1258
                  1 July - 31 December 2003                                        1293
                  1 October 2003 - 31 March 2004                                   1328
                  1 January - 30 June 2004                                         1363
                  1 April - 30 September 2004                                      1398
                  1 July - 31 December 2004                                        1433
                  1 October 2004 - 31 March 2005                                   1468


(b)      Total revenue

         This covenant shall only apply until Annualised Consolidated EBITDA (calculated by reference to the Quarterly Period ending on such Quarter
         Days) was not less than zero on two most recent previous consecutive Quarter Days in relation to which Quarterly Management Accounts have been delivered to the Agent under this Agreement.

         (i) Until and including the Quarterly Period ending on 30 September
         2001:

         subject to the foregoing, at all times during the periods set out in column (1) below the total revenues (calculated on each Quarter Day by reference to the Twelve Month Period ending on such day),

         (x) within any three consecutive periods set out in column (1) must be equal to or exceed the amount set out against the relevant period in column (3) below in respect of at least two out of the three relevant periods; and

         (y) must be not less than the amount set out against such period in column (2) below:

                (1)                                                 (2)                           (3)

              Period                                             NLG ('000)                    NLG ('000)
              ------                                             ----------                    ----------
     1 July 1998 - 30 June 1999                                    51,663                        55,552
     1 October 1998 - 30 September 1999                            58,494                        62,897
     1 January - 31 December 1999                                  63,683                        68,476
     1 April 1999 - 31 March 2000                                  76,930                        82,720
     1 July 1999 - 30 June 2000                                   104,560                       112,430
     1 October 1999 - 30 September 2000                           149,006                       155,215
     1 January - 31 December 2000                                 205,653                       214,222
     1 April 2000 - 31 March 2001                                 260,294                       271,140
     1 July 2000 - 30 June 2001                                   311,552                       324,533
         and

         (ii) For the Quarterly Period commencing on 1 October 2001 and thereafter:

         subject to the foregoing, at all times during the periods set out in column (1) below the total revenues (calculated on each Quarter Day by reference to the Six Month Period ending on such day) must be not less than the amount set out against such period in column (2) below:


                             (1)                                                   (2)

                           Period                                               NLG ('000)
                           ------                                               ----------
                  1 October 2001 - 31 March 2002                                 228,877
                  1 January - 30 June 2002                                       244,305
                  1 April - 30 September 2002                                    256,626
                  1 July - 31 December 2002                                      278,425

                  1 October 2002 - 31 March 2003                                 294,853
                  1 January - 30 June 2003                                       312,646
                  1 April - 30 September 2003                                    324,268
                  1 July - 31 December 2003                                      350,673
                  1 October 2003 - 31 March 2004                                 363,160
                  1 January - 30 June 2004                                       383,913
                  1 April - 30 September 2004                                    405,586
                  1 July - 31 December 2004                                      428,216
                  1 October 2004 - 31 March 2005                                 451,840

15.3     POST ANNUALISED CONSOLIDATED EBITDA POSITION

         If Annualised Consolidated EBITDA (calculated by reference to the Quarterly Period ending on such Quarter Days) was not less than zero on two consecutive Quarter Days in respect of which Quarterly Management Accounts have been delivered to the Agent under this Agreement:

         (a)      Maximum Senior Debt to Annualised Consolidated EBITDA

                  the ratio of Senior Debt of the Borrower Group and the Parent to Annualised Consolidated EBITDA of the Borrower Group and the Parent (calculated by reference to the Quarterly Period ending on such Quarter Day) shall not exceed the number set out in column (2) below against the period set out in column
                  (1) below in which such Quarterly Period falls:

                             (1)                                                   (2)

                           Period                                                 Ratio
                           ------                                                 -----
                  1 January - 31 March 2002                                      11.00:1
                  1 April - 30 June 2002                                          7.50:1
                  1 July - 30 September 2002                                      5.25:1
                  1 October - 31 December 2002                                    3.75:1
                  1 January - 31 March 2003                                       3.25:1
                  1 April - 30 June 2003                                          3.00:1
                  1 July - 30 September 2003                                      2.75:1
                  1 October - 31 December 2004                                    2.60:1

                  1 January - 31 March 2004                                       2.25:1
                  1 April - 30 June 2004                                          2.00:1
                  1 July - 30 September 2004                                      2.00:1
                  1 October - 31 December 2004                                    2.00:1
                  1 January - 31 March 2005                                       2.00:1
                  and

         (b)      Debt Service Cover

                  in respect of the Borrower Group and the Parent the ratio of Consolidated EBITDA for the Six Month Period ending on such Quarter Day to Total Debt Interest Charges during such Six Month Period shall not be less than the number set out in column (2) below against the period in column (1) below in which such Quarterly Period falls:

                             (1)                                                   (2)

                           Period                                                 Ratio
                           ------                                                 -----
                  1 October 2001 - 31 March 2002                                  0.25:1
                  1 January - 30 June 2002                                        0.45:1
                  1 April - 30 September 2002                                     0.65:1
                  1 July - 31 December 2002                                       0.90:1
                  1 October 2002 - 31 March 2003                                  1.07:1
                  1 January - 30 June 2003                                        1.15:1
                  1 April - 30 September 2003                                     1.20:1
                  1 July - 31 December 2003                                       1.25:1
                  1 October 2003 - 31 March 2004                                  1.40:1
                  1 January - 30 June 2004                                        1.70:1
                  1 April - 30 September 2004                                     2.00:1
                  1 July - 31 December 2004                                       2.25:1
                  1 October 2004 - 31 March 2005                                  2.50:1

15.4     AUDITORS CERTIFICATE

         If at any time the Majority Lenders (acting reasonably and following consultation with the Borrower) do not consider that any figure set out in any Compliance Certificate issued by any Authorised Officer is correct, they shall be entitled within 30 days of the date of the delivery of such Compliance Certificate to the Agent pursuant to clause
         12.1 to call for a certificate from the Borrower's auditors as to such figure. For such purposes the Borrower's auditors shall act as independent experts and not as arbiters and every such certificate shall be addressed to the Agent (on behalf of the Lenders) and be at the expense of the Borrower. If the Majority Lenders call for such a certificate all calculations under this Agreement by reference to the relevant figure shall (i) until the Borrower's auditors deliver the relevant certificate under this clause 15.4 be made by reference to the figure set out in the relevant Compliance Certificate delivered to the Agent under this Agreement and (ii) following the delivery by the Borrower's auditors of a certificate under this clause 15.4 be made by reference to such certificate and the Borrower undertakes forthwith to pay all additional amounts which would have been payable under clause
         6.2 by reference to such Compliance Certificate.

16       DEFAULT

16.1     EVENTS OF DEFAULT

         Each of the matters listed in clauses 16.2 to 16.15 is an Event of Default.

16.2     THE FINANCE DOCUMENTS

         (a) The Borrower fails to pay any amount payable under clause 5 when due except where the failure is due solely to technical or administrative delays in the transmission of funds outside the control of the Borrower.

         (b) Any Obligor fails to pay any other amount payable by it under the Finance Documents in the manner stipulated in them and such failure is not cured within 5 Banking Days of receiving notice from the Agent of such failure to pay except where the failure is due solely to technical or administrative delays in the transmission of funds outside the control of the relevant Obligor. The period of 5 Banking Days referred to in this clause 16.2(b) shall not apply at a time when an Event of Default has occurred and is continuing and if any Obligor agrees to a shorter period in equivalent provision in any other agreement relating to Borrowed Money to which it is a party then such shorter period will apply to this clause 16.2(b) mutatis mutandis.

         (c) Any representation or warranty made by an Obligor in connection with the Finance Documents, a Drawdown Notice or any related document is incorrect or misleading in a material respect and, in the event that the act or circumstance which led to such representation or warranty being incorrect or misleading is capable of remedy, such action as the Agent may require shall not have been taken within 30 days of the Agent notifying the relevant Obligor of such act or circumstance and such required action.

         (d) Any Obligor breaches any other provision of the Finance Documents and, in respect of any such breach which is capable of remedy, such action as the Agent may reasonably require shall not have been taken within 30 days of the Agent notifying the relevant Obligor of such default and of such required action.

         (e) Any material provision of the Finance Documents becomes unlawful, ineffective or unenforceable for any reason whatsoever.

16.3     CROSS-DEFAULT

         (a) Any Borrowed Money of any Obligor is not paid when due or within any applicable grace period expressly contained in the agreement relating to such Borrowed Money, or any Borrowed Money of any Group Member becomes (whether by declaration or automatically in accordance with the relevant agreement or instrument constituting the same) due and payable prior to the date when it would otherwise have become due or any creditor of any Group Member becomes entitled to declare any Borrowed Money of any Group Member so due and payable or to require cash collaterisation or security for any such borrowed Money or any facility or commitment available to any Group Member relating to Borrowed Money is withdrawn, suspended or cancelled by reason of any default (however described) of the company concerned and the amount, or aggregate amount at any one time, of all Borrowed Money in relation to which any of the foregoing events shall have occurred and be continuing is equal to or greater than $250,000 or its equivalent in the currency in which the same is denominated and payable or such other (a) lower amount as agreed to by any Obligor with any debt provider, or (b) higher amount as agreed to by any Obligor with any provider of Senior Debt of $100,000,000 or more; or

         (b) Any Group Member fails to make payment in relation to a Derivatives Contract of any sum equal to or greater than $250,000 (or its equivalent) in aggregate at any one time (or its equivalent in the relevant currency of payment) on its due date or the counterparty to a Derivatives Contract becomes entitled to terminate that Derivatives Contract early and the Net Derivatives Liability of the Group Members, in the aggregate, under all its Derivatives Contracts in relation to which any of the foregoing events shall have occurred at the relevant time is equal to or greater than $250,000 (or its equivalent in the relevant currency) or such other (a) lower amount as agreed to by any Obligor with any debt provider, or
                  (b) higher amount as agreed to by any Obligor with any provider of Senior Debt of $100,000,000 or more.

16.4     FINANCIAL POSITION

         (a) Any Obligor or Group Member becomes insolvent or unable to pay its debts when due or within any applicable grace period expressly contained in the agreement relating to such debt.

         (b) Any Obligor ceases to carry on business, stops payment of its debts or any class of them or enters into any compromise or arrangement in respect of its debts or any class of them; or any step is taken to do any of those things.

         (c) The auditors of the Group qualify their audit report on the audited consolidated financial statements of the Group except where the qualification is of a technical nature and the remedy for the matter giving rise to the qualification would have no effect on the results of the Group for the period to which such accounts relate or on the financial position of the Group as at the end of such period.

         (d) A material part of the assets of the Group taken as a whole is nationalised, expropriated or compulsorily acquired.

16.5     INSOLVENCY PROCEDURES

         (a) Any Obligor is dissolved or enters into liquidation, administration, administrative receivership, receivership, a voluntary arrangement, a scheme of arrangement with creditors, any analogous or similar procedure in any jurisdiction other than England or any other form of procedure relating to insolvency, reorganisation or dissolution in any jurisdiction; or a petition is presented or other step is taken by any person with a view to any of those things.

         (b) However, there will not be an Event of Default under clause 16.5(a) in respect of any Obligor (other than the Borrower) if the Borrower can establish, to the reasonable satisfaction of the Agent (acting on the instructions of the Majority Lenders), that such procedure is:

                  (i) instituted by the Obligor concerned for the purpose of a fully solvent reorganisation; or

                  (ii) a court process instituted by a creditor and is an abuse of process of the court provided that, in either case, the obligations of the relevant Obligor under, and the security created by, the Finance Documents to which such Obligor is a party will not be materially adversely affected.

16.6     LEGAL PROCESS

         (a) Any judgment or order against an Obligor in respect of indebtedness exceeding $50,000 or its equivalent, or any other Group Member in respect of indebtedness exceeding $250,000 or its equivalent, is not stayed or complied with within fourteen days.

         (b) Any execution, distress, sequestration or other legal process which is not frivolous or vexatious is commenced against any of the assets of an Obligor in respect of indebtedness exceeding $50,000 or its equivalent, or any other Group Member in respect of indebtedness exceeding $250,000 or its equivalent, and is not discharged within fourteen days.

         (c) Any formal steps are taken to enforce an Encumbrance over any assets of an Obligor in respect of indebtedness exceeding $50,000 or its equivalent, or any other Group Member in respect of indebtedness exceeding $250,000 or its equivalent.

16.7     COMPOSITIONS

         Any formal steps are taken, or negotiations commenced, by an Obligor or any Group Member or by any of their respective creditors with a view to proposing any kind of composition, compromise or arrangement involving such company and any of its creditors other than for the purpose of a fully solvent reorganisation of the Group.

16.8     LITIGATION

         Any litigation, alternative dispute resolution, arbitration or administrative proceeding is taking place, pending or to the best of its knowledge threatened against or affecting any Obligor or Group Member, which if determined against it, would be reasonably likely, in the opinion of the Agent, to have a Material Adverse Effect.

16.9     MATERIAL ADVERSE CHANGE

         An event or series of events occurs or circumstances arise which, in the opinion of the Agent, would or is reasonably likely to have a Material Adverse Effect.

16.10    ABANDONMENT OF THE PROJECT

         All or a material part of the development or operation of the Project is abandoned or suspended for a continuous period exceeding 30 days.

16.11    PROJECT AGREEMENTS

         (a) Any Project Agreement is terminated, suspended, revoked or cancelled or otherwise ceases to be in full force and effect (unless services of a similar nature to those provided pursuant to such Project Agreement (if still required to enable the Group to complete the Project or carry on the Permitted Business) are at all times provided to the Group on terms no less beneficial to the relevant member of the Group).

         (b) Any amendment, alteration or variation is made to any term of any Project Agreement or any Project Agreement is restated or replaced by any successor agreement which (in the reasonable opinion of the Agent) would or is reasonably likely to have a Material Adverse Effect.

         (c) Any party breaches any term of or repudiates any of its obligations under any of the Project Agreements where such breach or repudiation (in the opinion of the Agent) would or is reasonably likely to have a Material Adverse Effect.

16.12    ENVIRONMENTAL MATTERS

         As a result of any Environmental Law, any Finance Party becomes subject to a material, in the reasonable opinion of the Agent, obligation (actual or contingent, in the case of any contingent obligation, being one which, at the relevant time, would be likely to arise) as a result of it entering into or performing its obligations under any of the Finance Documents.

16.13    TELECOMMUNICATIONS LAWS

         Any Obligor or Group Member fails to comply in any material respect with any material term or condition of any Telecommunications Law.

16.14    LICENCES

         Any Licence is terminated, suspended, revoked or cancelled or otherwise ceases to be in full force and effect unless a replacement licence on terms no less beneficial to the relevant member of the Group becomes effective no later than the time of such termination, suspension, revocation, cancellation or cessation to be in full force and effect.

16.15    RESTRICTED PERSONS

         (a) Any Restricted Person breaches any provision under a Subordinated Loan Agreement and, in respect of any such breach which is capable of remedy, such action as the Agent may reasonably require shall not have been taken within 21 days of the Agent notifying the relevant Restricted Person of such default and of such required action.

         (b) Any representation or warranty made by or in respect of any Restricted Person in or pursuant to any Subordinated Loan Agreement is incorrect or misleading in any material respect and, in the event that the act or circumstance which led to such representation or warranty being incorrect or misleading is capable of remedy, such action as the Agent may require shall not have been taken within 21 days of the Agent notifying such Restricted Person of such act or circumstance and such required action.

         (c) Any material provision of any Subordinated Loan Agreement becomes unlawful, ineffective or unenforceable for any reason whatsoever.

         (d) Any Restricted Person is dissolved or enters into liquidation, administration, administrative receivership, receivership, a voluntary arrangement, a scheme of arrangement with creditors, any analogous or similar procedure in any jurisdiction other than England or any other form of procedure relating to insolvency, reorganisation or dissolution in any jurisdiction; or a petition is presented or other step is taken by any person with a view to any of those things.

                  However, there will not be an Event of Default under this clause 16.15(d) in respect of any Restricted Person if the Borrower can establish, to the reasonable satisfaction of the Agent (acting on the instructions of the Majority Lenders), that such procedure is:

                  (i) instituted by the Restricted Person concerned for the purpose of a fully solvent reorganisation; or

                  (ii) a court process instituted by a creditor and is an abuse of process of the court provided that, in either case, the obligations of the relevant Restricted Person under, and the subordination created by, the relevant Subordinated Loan Agreement will not be adversely materially affected.

16.16    CONSEQUENCES OF EVENT OF DEFAULT

         If an Event of Default has occurred and is continuing, the Agent if so requested by the Majority Lenders may at any time after the happening of an Event of Default (and while the same is continuing), by giving notice to the Borrower:

         (a) terminate the Facility (thereby reducing the Total Commitments to zero); and/or

         (b) demand repayment of all or any part of the Loan and payment of any other amounts accrued under this Agreement; and/or

         (c) declare that all or any part of the Loan is repayable, and any other amounts accrued under this Agreement are payable, on demand by the Agent at any time (in which event future Interest Periods will be selected by the Agent); and/or

         (d) declare that the Security Documents (or any of them) have become enforceable whereupon the same shall be enforceable.

17       PAYMENTS

17.1     PAYMENTS BY THE OBLIGORS

         Each payment to be made by an Obligor under the Finance Documents will be made to the Agent as follows:

         (a) it will be paid on the due date. If that date is not a Banking Day, it will be paid on the next Banking Day. However, if that would take the payment into the next calendar month, it will be paid on the preceding Banking Day.

         (b) It will be paid in full, without any set-off or deduction and in accordance with clause 18.

         (c) The Loan will be repaid, and interest and other amounts attributable to the Loan including fees will be paid, in euros. Costs and expenses will be paid in the currency in which they were incurred.

17.2     PAYMENTS IN THE WRONG CURRENCY

         If a payment is received from any of the Obligors in the wrong currency, it will not discharge any part of the obligation in respect of which it was made. The Agent is irrevocably authorised to convert the amount received into the correct currency and to apply the net proceeds in reduction of the relevant Obligor's liability. However, the Agent is under no obligation to do so, either at all or at any particular time, and has no responsibility for any loss suffered by any Obligor as a result of the Agent's action or inaction save in the case of negligence or wilful misconduct on the part of the Agent.

17.3     PARTIAL PAYMENTS

         If a payment received from any Obligor under the Finance Documents is insufficient to pay in full all amounts then payable by the relevant Obligor under the Finance Documents, the amount received will be applied in or towards payment of the following in the following order:

         (a) first, in or towards payment, on a pro-rata basis, of any unpaid costs and expenses of the Agent and/or the Security Agent under the Finance Documents;

         (b) secondly, in or towards payment to the Finance Parties, on a pro-rata basis, of any amount owing to the Finance Parties under clause 25.12;

         (c) thirdly, in or towards payment to the Finance Parties, on a pro-rata basis, of any accrued commitment commission payable under clause 9.2 which shall have become due but remains unpaid;

         (d) fourthly, in or towards payment to the Finance Parties, on a pro-rata basis, of any accrued interest which shall have become due but remains unpaid but so that any amount payable by virtue of clause 18.1 shall be excluded;

         (e) fifthly, in or towards payment to the Finance Parties, on a pro-rata basis, of any principal which shall have become due but remains unpaid;

         (f) sixthly, in or towards payment to any relevant Finance Parties, on a pro-rata basis, of any amount payable to any such Finance Parties by virtue of clause 18.1 which remains unpaid; and

         (g) seventhly, in or towards payment of any other sum which shall have become due but remains unpaid (and, if more than one such sum so remains unpaid, on a pro-rata basis).

         Each reference in clauses 17.3(a) to (c) (inclusive) to a category of unpaid sums shall include interest thereon payable in accordance with this Agreement including, without limitation, default interest under clause 8.

         The order of application set out in this clauses 17.3(d) to 17.3(g) shall be varied by the Agent if the Majority Lenders so direct, without any reference to, or consent or approval from, the Obligors.

         This clause overrides any appropriation of such a payment by an Obligor.

17.4     PRO-RATA PAYMENTS

         (a) If at any time any Finance Party (the "RECOVERING BANK") receives or recovers any amount owing to it by any Obligor under the Finance Documents by direct payment, set-off or in any manner other than by payment through the Agent pursuant to clause 17.1 or 17.3 (not being a payment received from a sub-participant in such Lender's Contribution to the Facility or any other payment of an amount due to the Recovering Bank for its sole account pursuant to clauses 6.3, 18.1, 19.1, 22.1, 23.1 or 23.5), the Recovering Bank shall, within two Banking Days of such receipt or recovery (a "RELEVANT RECEIPT") notify the Agent of the amount of the Relevant Receipt. If the Relevant Receipt exceeds the amount which the Recovering Bank would have received if the Relevant Receipt had been received by the Agent and distributed pursuant to clause 17.1 or 17.3, as the case may be, then:

                  (i) within two Banking Days of demand by the Agent, the Recovering Bank shall pay to the Agent an amount equal (or equivalent) to the excess;

                  (ii) the Agent shall treat the excess amount so paid by the Recovering Bank as if it were a payment made by the Borrower and shall distribute the same to the Finance Parties (other than the Recovering Bank) in accordance with clause 17.3; and

                  (iii) as between the relevant Obligor and the Recovering Bank the excess amount so re-distributed shall be treated as not having been paid but the obligations of the relevant Obligor to the other Finance Parties shall, to the extent of the amount so re-distributed to them, be treated as discharged.

         (b) If any part of the Relevant Receipt subsequently has to be wholly or partly refunded by the Recovering Bank (whether to a liquidator or otherwise) each Finance Party to which any part of such Relevant Receipt was so re-distributed shall on request from the Recovering Bank repay to the Recovering Bank such Finance Party's pro-rata share of the amount which has to be refunded by the Recovering Bank.

         (c) Each Finance Party shall on request supply to the Agent such information as the Agent may from time to time request for the purpose of this clause 17.4.

         (d) Notwithstanding the foregoing provisions of this clause 17.4 no Recovering Bank shall be obliged to share any Relevant Receipt which it receives or recovers pursuant to legal proceedings taken by it to recover any sums owing to it under the Finance Documents with any other party which has a legal right to, but does not, either join in such proceedings or commence and diligently pursue separate proceedings to enforce its rights in the same or another court (unless the proceedings instituted by the Recovering Bank are instituted by it in breach of clause 26.4).

17.5     NO RELEASE

         For the avoidance of doubt it is hereby declared that failure by any Recovering Bank to comply with the provisions of clause 17.4 shall not release any other Recovering Bank from any of its obligations or liabilities under clause 17.4.

17.6     NO CHARGE

         The provisions of this clause 17 shall not, and shall not be construed so as to, constitute a charge by a Finance Party over all or any part of a sum received or recovered by it in the circumstances mentioned in clause 17.4.

17.7     RECONVENTIONING

         After consultation between the Agent, the Borrower and the Lenders and notwithstanding clause 25.11 the Agent (acting reasonably) shall be entitled to make such amendments to the provisions of this Agreement as it may determine to be necessary to conform them to market practices (whether as to the settlement or rounding of obligations, the calculation of interest or otherwise howsoever) then applicable to instruments denominated in euro.

         Any amendment so made to this Agreement by the Agent shall be promptly notified to the other Finance Parties and the Obligors by the Agent and shall be binding on all the Finance Parties and the Obligors.

18       TAXES

18.1     GROSSING-UP

         If any Obligor is required to make a withholding in respect of Taxes from any payment for the account of any Finance Party under the Finance Documents (or if the Agent is required to make any such withholding from a payment to another Finance Party), the amount payable by such Obligor will be increased to the extent necessary to ensure that, after such withholding has been made, the Finance Party receives (and is able to retain) a net sum equal to the amount which it would have received if no such withholding had been required to be made.

18.2     QUALIFYING PERSON

         The relevant Obligor will not have to pay any increased amount under clause 18.1 if the relevant Finance Party is not a Qualifying Person if and to the extent that it exceeds the amount which it would have had to pay if the relevant Finance Party had been a Qualifying Person.

18.3     CLAW-BACK OF TAX BENEFIT

         This clause 18.3 applies if any Finance Party has received an increased payment from any Obligor under clause 18.1 and subsequently receives a credit against, or remission for, Taxes payable by it. Such Finance Party will, in its discretion, establish the amount (if any) which, as a result of such receipt, it is able to repay to the relevant Obligor without putting itself in a worse position than if no withholding had been required; and will pay it to the relevant Obligor as soon as reasonably practicable. The Finance Party shall not have any obligation to rearrange its tax affairs or disclose any information about them. At the date of this Agreement each Lender represents that it is a Qualifying Person.

19       INDEMNITY

19.1     GENERAL INDEMNITIES

         (a) The Borrower will, on demand, indemnify each Finance Party against any loss which it may suffer as a result of:

                  (i) any failure by any Obligor to pay any amount under the Finance Documents when it is due or within any applicable grace period;

                  (ii) any prepayment of all or part of the Loan otherwise than on an Interest Payment Date and in accordance with clause 6;

                  (iii) any Advance not being made for any reason (other than a default by a Finance Party) after a Drawdown Notice has been given;

                  (iv)     the occurrence of any Event of Default;

                  (v) any payment made by any Lender to the Agent pursuant to clause 25.12; or

                  (vi) any other breach of the Finance Documents by an Obligor; or

                  (vii)    the application of any Euro Zone Additional Cost.

         (b) In this clause 19.1, "LOSS" means a loss or expense of any kind certified as such by the relevant Finance Party, including losses arising as a result of funding the Loan or re-employing deposits which are no longer required to do so but excluding loss of Margin.

19.2     ENVIRONMENTAL INDEMNITY

         The Borrower agrees to indemnify on demand each Finance Party, and their respective officers, employees, agents and delegates (together the "INDEMNIFIED PARTIES") in respect of which each Finance Party, holds this indemnity on trust, without prejudice to any of their other rights under this Agreement or any other Finance Document, against any loss, liability, action, claim, demand, cost, expense, fine or other outgoing whatsoever whether in contract, tort, delict or otherwise and whether arising at common law, in equity or by statute which the relevant Indemnified Party shall certify as sustained or incurred by it at any time as a consequence of, or relating to, or arising directly or indirectly out of, any Environmental Claims made or asserted against such Indemnified Party which would not have arisen if this Agreement or any other Finance Document had not been executed and which was not caused by the negligence or wilful default of the relevant Indemnified Party provided that the relevant Indemnified Party notifies the Borrower promptly on being notified of such Environmental Claim.

20       SET-OFF

20.1     SET-OFF

         Each Finance Party may whilst a Default subsists set off any credit balance to which any Obligor is entitled or any other Indebtedness of such Finance Party to such Obligor against any sum then payable by such Obligor to such Finance Party under the Documents.

20.2     PURCHASE OF CURRENCIES

         Each Obligor irrevocably authorises each Finance Party to purchase such other currencies as may be reasonably necessary to effect the set-off.

20.3     NOTIFICATION

         Each Finance Party will notify the Agent of any exercise of this power of set-off and the Agent shall inform the other Finance Parties and the relevant Obligor.

21       CALCULATIONS AND CERTIFICATES

21.1     CALCULATIONS

         All interest, commission and other payments of an annual nature under the Finance Documents will accrue from day to day. They will be calculated on the basis of actual days elapsed and a 360 day year.

21.2     CERTIFICATES

         Any certificate or determination by a Finance Party as to any rate of interest, exchange rate, or amount payable under the Finance Documents is conclusive and binding on the Obligors, unless there is a manifest error, and (in the case of a certificate of or determination by the Agent) on the other Finance Parties.

22       MARKET DISRUPTION

22.1     PROBLEMS WITH EURIBOR; UNAVAILABILITY OF FUNDS

         (a) This clause 22.1 applies if, at any time before the start of an Interest Period or any other period for which EURIBOR needs to be established:

                  (i) the Agent determines, in its reasonable discretion, that adequate and fair means do not exist for ascertaining the rate at which banks are offered funds in the interbank market of the relevant Participating Member States during that period or that EURIBOR for that period will not accurately reflect the cost of funding the Loan for that period; or

                  (ii) the Agent shall have received notification from Lenders with Contributions aggregating not less than 50 per cent. of the Loan or Commitments aggregating not less than 50 per cent. of the Total Commitments that deposits in euros are not available to such Lenders in the interbank market of the relevant Participating Member States in the ordinary course of business in sufficient amounts to fund their Contributions for such Interest Period or that EURIBOR does not accurately reflect the cost to such Lenders of obtaining such deposits, the Agent shall forthwith give notice (a "DETERMINATION NOTICE") to the Borrower and to each of the Lenders. A Determination Notice shall contain reasonable particulars of the relevant circumstances giving rise to its issue. After the giving of any Determination Notice the undrawn amount of the Total Commitments shall not be borrowed until notice to the contrary is given to the Borrower by the Agent (the giving of such notice not to be unreasonably withheld or delayed).

         (b) During the period of 10 days after the Determination Notice has been given by the Agent under clause 22.1(a) the relevant Lender shall (having consulted in good faith with the Borrower certify a reasonable alternative basis the "SUBSTITUTE BASIS") for making available or, as the case may be, maintaining its Contribution. The Substitute Basis may (without limitation) include alternative interest periods, alternative currencies or alternative rates of interest but shall include a margin above the cost of funds (including Additional Cost, if any) to such Lender equivalent to the applicable Margin. Each Substitute Basis so certified shall be binding upon the Borrower and shall take effect in accordance with its terms upon the Borrower from the date specified in the Determination Notice until such time as the Agent notifies the Borrower that none of the circumstances specified in clause 22.1 continues to exist whereupon the normal interest rate fixing provisions of this Agreement shall apply (the giving of such notice not to be unreasonably withheld or delayed).


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23       CHANGES IN REGULATION

23.1     CIRCUMSTANCES WHEN THIS CLAUSE APPLIES

         This clause 23 applies if a new Regulation is introduced or there is a change to an existing Regulation or to its interpretation and, in any such case, its effect is, in relation to the Facility or the Finance
         Documents:

         (a)      to reduce the amount payable to any Finance Party;

         (b) to subject any Finance Party or its Holding Company to any additional or increased Taxation or other cost;

         (c) to cause any Finance Party or its Holding Company to incur any loss (including a loss of potential future profits) or to make any payment; or

         (d) to reduce in any other way the effective return of any Finance Party or its Holding Company.

23.2     OBLIGATION TO COMPENSATE THE LENDER

         In the circumstances described in clause 23.1, such Finance Party will notify the Borrower through the Agent as soon as practicable. The Borrower will, on demand, pay to the Agent for the account of such Finance Party the amount which such Finance Party certifies is required to compensate it or its Holding Company for the matters specified in clause 23.1. Such a demand may be made even after such Finance Party has been repaid. The certificate must set out the basis of the computation of the amount and the paragraph of clause 23.1 to which such claim relates, but need not include any matters which such Finance Party or its Holding Company regards as confidential.

23.3     EXCEPTIONS

         No Finance Party will be entitled to receive any compensation under clause 23.2 to the extent that the amount otherwise payable under that clause:

         (a) has been taken into account in calculating the Additional Cost or is the subject of additional payment under clause 18.1; or

         (b) arises as a consequence of (or of any Regulation implementing):

                  (i) the proposals for international convergence of capital measurement and capital standards published by the Basle Committee on Banking Regulations and Supervisory Practices in July 1988; or

                  (ii)     the Own Funds Directive (89/299/EEC of 17th April
                           1989) or the Solvency Ratio Directive (89/647/EEC of 18th December 1989),


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
                  in each case, unless it results from any change in, or in the interpretation or application of, any of the same occurring after the date of this Agreement; or

         (c) arises as a consequence of any change in the Taxation of its overall net income, profits or gains imposed in the jurisdiction in which its lending office under this Agreement is located; or

         (d)      if it ceases to be a Qualifying Person.

23.4     MITIGATION

         Without being under any legal obligation to do so, or to provide any information to the Borrower, a Finance Party will use reasonable endeavours to mitigate any loss which would give rise to a claim under clauses 18.1, 22 or 23 as may be open to it, including, without limitation, relocating its lending office, or transferring its rights, benefits and obligations under this Agreement to a Transferee acceptable to the Borrower and willing to participate in the Facility unless, to do so might (in the reasonable opinion of such Lender) be prejudicial to such Lender or be in conflict with such Lender's general banking policies or involve such Lender in expense or increased administrative burden.

23.5     ILLEGALITY

         If it becomes contrary to any Regulation for a Lender to perform any of its Duties under this Agreement, such Lender's Commitment will forthwith be reduced to zero and the Borrower will repay the Contribution of such Lender either forthwith, if such unlawfulness has immediate or retrospective effect, or on a future specified date not being later than the latest date permitted by such Regulation, on demand by such Lender, together with all other amounts owing to such Lender under the Finance Documents.

24       TRANSFER

24.1     NO TRANSFERS BY THE OBLIGORS

         None of the Obligors may transfer any of its Rights or Duties under the Finance Documents.

24.2     TRANSFERS BY THE LENDER: TRANSFER AGREEMENTS

         Each Lender (a "TRANSFEROR LENDER") may (subject to clause 24.8) transfer, all or any part of its Rights and Duties under the Finance Documents to NTFC Capital Corporation, Export Development Corporation of Canada or to another financial institution with reasonable experience of lending to the emerging broadband telecommunications services sector with a credit rating of at least Baa2 with Moody's Investors Services Inc. (a "TRANSFEREE") after consultation with the Borrower but without the consent of any party. Any such transfer shall be effected upon not less than 5 Banking Days' prior notice by delivery to the Agent of a duly completed Transfer Certificate duly executed by the Transferor


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
         Lender and the Transferee. On the Effective Date (as specified and defined in a Transfer Certificate so executed and delivered), to the extent that the Commitment and Contribution of the Transferor Lender are expressed in a Transfer Certificate to be the subject of the transfer in favour of the Transferee effected pursuant to this clause 24.2, by virtue of the counter-signature of the Transfer Certificate by the Agent (for itself and the other parties to this Agreement):

         (a) to the extent that in such Transfer Certificate the Transferor Lender seeks to transfer such obligations and rights hereunder the existing parties to this Agreement and the Security Deed and the Transferor Lender shall be released from their respective obligations towards one another, other than the obligations outstanding from the Obligors to the Transferor Lender under this Agreement and the Security Deed ("DISCHARGED OBLIGATIONS") and their respective rights against one another, other than the rights outstanding from the Obligors under this Agreement and the Security Deed ("DISCHARGED RIGHTS") shall be cancelled and the rights of the Transferor Lender against the Borrower shall be assigned to the Transferee party pursuant to the relevant Transfer Certificate the ("ASSIGNED RIGHTS");

         (b) the Transferee party to the relevant Transfer Certificate and the existing parties to this Agreement and the Security Deed (other than such Transferor Lender) shall assume obligations towards each other which differ from the discharged obligations only insofar as they are owed to or assumed by such Transferee instead of to or by such Transferor Lender as a result of such transfer; and

         (c) the Transferee party to the relevant Transfer Certificate and the existing parties to this Agreement and the Security Deed (other than such Transferor Lender) shall acquire rights against each other which differ from the discharged rights and the assigned rights only insofar as they are exercisable by or against such Transferee instead of by or against such Transferor Lender as a result of such transfer;

         and, on such Effective Date, the Transferee shall (unless the Agent waives such fee) pay to the Agent for its own account a fee of pound sterling 1,000. The Agent shall promptly notify the other Lenders and the Borrower of the receipt by it of any Transfer Certificate and shall promptly deliver a copy of such Transfer Certificate to the Borrower.

24.3     RELIANCE ON TRANSFER CERTIFICATE

         The Agent, the Security Agent and the Obligors shall be fully entitled to rely on any Transfer Certificate delivered to the Agent in accordance with the foregoing provisions of this clause 24 which is complete and regular on its face as regards its contents and purportedly signed on behalf of the relevant Transferor Lender and the Transferee and none of the Security Agent, the Agent or the Obligors shall have any liability or responsibility to any party as a consequence of placing


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
         reliance on and acting in accordance with any such Transfer Certificate if it proves to be the case that the same was not authentic or duly authorised.

24.4     AUTHORISATION OF AGENT

         Each party to this Agreement irrevocably authorises the Agent to counter-sign each Transfer Certificate on its behalf for the purposes of clause 24.2 without any further consent of, or consultation with, such party.

24.5     CONSTRUCTION OF CERTAIN REFERENCES

         If any Lender transfers all or any part of its rights, benefits and obligations as provided in clause 24.2 all relevant references in this Agreement to such Lender shall thereafter be construed as a reference to such Lender and/or its Transferee to the extent of their respective interests.

24.6     LENDING OFFICES

         Each Lender shall lend through its office at the address specified in schedule 1 or, as the case may be, in any relevant Transfer Certificate or through any other office of such Lender selected from time to time by such Lender through which such Lender wishes to lend for the purposes of this Agreement. If the office through which a Lender is lending is changed pursuant to this clause 24.6, such Lender shall notify the Agent promptly of such change.

24.7     DISCLOSURE OF INFORMATION

         Save as permitted pursuant to the terms of the Finance Documents any information furnished pursuant to any Finance Document to the Finance Parties shall be kept confidential by the recipient, save that the same may be disclosed to the recipient's legal advisers, auditors, accounts and other professional advisers reasonably requiring it and the provisions of this clause 24.7 shall not apply:

         (a) to any information already known to the recipient otherwise than as a result of a breach of a duty of confidentiality to any person;

         (b) to any information subsequently received by the recipient otherwise than as a result of a breach of a duty of confidentiality to any person which it would otherwise be free to disclose;

         (c) to any information which is or becomes public knowledge otherwise than as a result of a breach by any person of this clause 24.7 or of any confidentiality undertaking entered into pursuant to clause 24.8;

         (d) to any extent that the recipient is required to disclose the same pursuant to any law or order of any court or order or request of any governmental agency with whose instructions the recipient habitually complies provided that the Parent is given notice thereof.

24.8     CONFIDENTIALITY UNDERTAKING


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
         Any Finance Party may disclose to a prospective Transferee or to any other person who may propose entering into contractual relations with such Finance Party in relation to any Finance Document any information referred to in clause 24.7 subject to the prospective Transferee or other person first entering into a confidentiality undertaking with the Borrower in substantially the same terms as clause 24.7 and this clause 24.8.

24.9     LIMITATION ON CERTAIN OBLIGATIONS

         If, at the time any transfer or change in lending office by any Lender becomes effective, circumstances exist which would oblige any Obligor to pay to the Transferee (or, in the case of change in lending office, the relevant Lender) under clauses 18.1 or 23 any sum in excess of the sum (if any) which it could have been obliged to pay to the Lender under the relevant clause in the absence of that transfer or change of lending office, such Obligor shall not be obliged to pay that excess.

24.10    RESTRICTIONS ON TRANSFERS

         (a) Any transfer by a Lender may only be made under this clause 24 in respect of a Commitment and/or Contribution of euro 5,000,000 or more.

         (b) Where a Lender transfers part of its rights, benefits and obligations pursuant to clause 24.2, that Lender must transfer equal fractions of its Commitment and Contribution.

         (c) The Transfer Certificate relating to any such transfer shall be completed accordingly.

24.11    SUB-PARTICIPATION

         Subject to clause 24.8, a Lender may enter into sub-participation arrangements in relation to all or any of its Rights and Duties under this Agreement with any person without restriction and without the consent of any other party to this Agreement provided that such Lender, other than in matters requiring the consent of all of the Lenders, retains the right to vote as a Lender.

25       AGENT, SECURITY AGENT AND REFERENCE BANKS

25.1     APPOINTMENT OF AGENT

         Each Lender irrevocably appoints the Agent as its agent for the purposes of this Agreement and irrevocably authorises the Agent (whether or not by or through employees or agents) to take such action on such Lender's behalf and to exercise such rights, remedies, powers and discretions as are specifically delegated to the Agent by this Agreement together with such powers and discretions as are reasonably incidental thereto (but subject to any restrictions or limitations specified in this Agreement). Neither the Agent nor the Security Agent shall, however, have any duties, obligations or liabilities (whether fiduciary or


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         otherwise) to the other Finance Parties beyond those expressly stated
         in this Agreement.

         Notwithstanding that the Agent and the Security Agent may from time to time be the same entity, the Agent and the Security Agent have entered into this Agreement in their separate capacities as agent for the Lenders under and pursuant to this Agreement and as Security Agent for the Beneficiaries (as defined in the Security Trust Deed) to hold the security created or to be created by the Security Documents on the terms set out in the Security Trust Deed. However, where this Agreement provides for the Agent to communicate with or provide instructions to the Security Agent, while the Agent and the Security Agent are the same entity, it will not be necessary for there to be any such formal communications or instructions notwithstanding that this Agreement provides in certain cases for the same to be in writing.

25.2     AGENT'S ACTIONS

         Any action taken by the Agent under or in relation to this Agreement with requisite authority, or on the basis of appropriate instructions, received from the Majority Lenders (or as otherwise duly authorised) shall be binding on all the Lenders.

25.3     AGENT'S DUTIES

         The Agent shall:

         (a) promptly notify each Lender of the contents of each notice, certificate or other document received by the Agent from the Borrower under or pursuant to clause 12;

         (b) consult with the Lenders as to whether and, if so, how a discretion vested in the Agent is, either in any particular instance or generally, to be exercised; and

         (c) (subject to the other provisions of this clause 25) take such action or, as the case may be, refrain from taking such action with respect to the exercise of any of its rights, remedies, powers and discretions as agent as the Majority Lenders may reasonably direct.

25.4     AGENT'S RIGHTS

         The Agent may:

         (a) in the exercise of any right, remedy, power or discretion in relation to any matter, or in any context, not expressly provided for by this Agreement, act or, as the case may be, refrain from acting in accordance with the instructions of the Majority Lenders, and shall be fully protected in so doing;

         (b) unless and until it shall have received directions from the Majority Lenders, take such action, or refrain from taking such action, in respect of


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                  a Default of which the Agent has actual knowledge as it shall deem advisable in the best interests of the Banks (but shall not be obliged to do so);

         (c) refrain from acting in accordance with any instructions of the Majority Lenders to institute any legal proceedings arising out of or in connection with this Agreement until it has been indemnified and/or secured to its satisfaction against any and all costs, expenses or liabilities (including legal fees) which it would or might incur as a result;

         (d) deem and treat (i) each Lender as the person entitled to the benefit of the Contribution of such Lender for all purposes of this Agreement unless and until a Transfer Certificate shall have been filed with the Agent and shall have become effective, and (ii) the office set opposite the name of each Lender in schedule 1 or, as the case may be, in any relevant Transfer Certificate as such Lender's lending office unless and until a written notice of change of lending office shall have been received by the Agent; and the Agent may act upon any such notice unless and until the same is superseded by a further such notice;

         (e) rely as to matters of fact which might reasonably be expected to be within the knowledge of any Obligor upon a certificate signed by any Authorised Signatory of the relevant Obligor; and

         (f) refrain from doing anything which would, or might in its opinion, be contrary to any law or regulation of any jurisdiction and may do anything which is in its opinion necessary or desirable to comply with any such law or regulation.

25.5     NO LIABILITY OF SECURITY AGENT AND AGENT

         None of the Security Agent, the Agent or any of their respective employees and agents shall:

         (a) be obliged to request any certificate or opinion under clause 12 to make any enquiry as to the use of the proceeds of the Facility unless so required in writing by any Lender, in which case the Agent shall promptly make the appropriate request of the relevant Obligor; or

         (b) be obliged to make any enquiry as to any breach or default by any Obligor in the performance or observance of any of the provisions of any Finance Document or as to the existence of a Default unless the Agent has actual knowledge thereof or has been notified in writing thereof by a Lender, in which case the Agent shall promptly notify the Lenders of the relevant event or circumstance; or

         (c) be obliged to enquire whether or not any representation or warranty made by any Obligor pursuant to any Finance Document is true; or


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
         (d) be obliged to do anything (including, without limitation, disclosing any document or information) which would, or might in its opinion, be contrary to any law or regulation or be a breach of any duty of confidentiality or otherwise be actionable or render it liable to any person; or

         (e) be obliged to account to any Finance Party for any sum or the profit element of any sum received by it for its own account; or

         (f) be obliged to institute any legal proceedings arising out of or in connection with, or otherwise take steps to enforce, any Finance Document other than on the instructions of the Majority Lenders; or

         (g) be liable to any Finance Party for any action taken or omitted under or in connection with any Finance Document or the Facility unless caused by its gross negligence or wilful misconduct.

         For the purposes of this clause 25 neither the Agent nor the Security Agent shall be treated as having actual knowledge of any matter of which the corporate finance or any other division outside the agency or loan administration department of the person for the time being acting as the Agent or Security Agent may become aware in the context of corporate finance, advisory or lending activities from time to time undertaken by the Agent or Security Agent for the Borrower or any of its Subsidiaries or affiliates or associated companies or any other person which may be a trade competitor of the Group or any member of it or may otherwise have commercial interests similar to those of the Group or any member of it.

25.6     NON-RELIANCE ON SECURITY AGENT OR AGENT

         Each Finance Party acknowledges, by virtue of its execution of this Agreement or, as the case may be, a Transfer Certificate, that it has not relied on any statement, opinion, forecast or other representation made by the Security Agent or the Agent to induce it to enter into this Agreement or any other Finance Document and that it has made and will continue to make, without reliance on the Agent or the Arranger and based on such documents as it considers appropriate, its own appraisal of the creditworthiness of the Borrower and the Group and its own independent investigation of the financial condition, prospects and affairs of the Borrower and the Group in connection with the making and continuation of the Facility under this Agreement and the other Finance Documents. Neither the Security Agent nor the Agent shall at any time be deemed to have had or have any duty or responsibility, either historically, initially or on a continuing basis, to provide any Finance Party with any credit or other information with respect to the Borrower or any other Group Member whether coming into its possession before the making of any Drawing or at any time or times thereafter, other than as provided in clauses 25.3(a) and 25.5(a).

25.7     NO RESPONSIBILITY ON SECURITY AGENT OR AGENT FOR CERTAIN MATTERS


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
         Neither the Security Agent nor the Agent shall have any responsibility or liability to any Finance Party:

         (a) on account of the failure of any Group Member to perform any of its obligations under any of the Finance Documents; or

         (b)      for the financial condition of any Group Member; or

         (c) for the completeness, adequacy or accuracy of any statements, representations or warranties in any of the Finance Documents or any document delivered under any of such documents; or

         (d) for the execution, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence of the Finance Documents or of any certificate, report or other document executed or delivered under any of the Finance Documents; or

         (e) (save as otherwise provided in this clause 25) otherwise in connection with the Finance Documents or their negotiation or for acting or, as the case may be, refraining from acting) in accordance with the instructions of the Majority Lenders.

25.8     RELIANCE ON DOCUMENTS AND PROFESSIONAL ADVICE

         The Security Agent and the Agent shall be entitled to rely on any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person and shall be entitled to rely as to legal or other professional matters on opinions and statements of any legal or other professional advisers selected or approved by it (including those in the Agent's employment).

25.9     OTHER DEALINGS

         The Security Agent and the Agent may, without any liability to account to the other Finance Parties, accept deposits from, lend money to, and generally engage in any kind of banking or other business with, be the owner or holder of any shares or other securities of, and provide advisory or other services to, the Borrower or any of its Subsidiaries, affiliates or associated companies or any of the Finance Parties as if it were not the Security Agent or the Agent, as the case may be.

25.10    RIGHTS OF AGENT AND SECURITY AGENT AS LENDER; NO PARTNERSHIP

         With respect to its own Commitment and Contribution (if any) the Agent and the Security Agent shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it under this Agreement and the term "LENDERS" shall, unless the context clearly otherwise indicates, include the Agent and the Security Agent in its individual capacity as a Lender. This Agreement


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         shall not and shall not be construed so as to constitute a partnership between the parties or any of them.

25.11    AMENDMENTS AND WAIVERS

         (a)      Majority Lender matters

                  Subject to clause 25.11(b) and (c) the Agent may, with the consent of the Majority Lenders (or if and to the extent expressly authorised by the other provisions of this Agreement) and, if so instructed by the Majority Lenders, shall: (i) agree amendments or modifications to this Agreement with the Obligors and/or vary or waive breaches of, or defaults under, or otherwise excuse performance of, any provision of this Agreement by any Obligor; and/or (ii) authorise the Security Agent (on behalf of the Finance Parties) to agree amendments or modifications to the Security Documents with the Borrower (on behalf of all Obligors) and/or vary or waive breaches of, or defaults under, or otherwise excuse performance of, any provision of any of the Security Documents by any Obligor.

                  Any such action so authorised and effected by the Agent shall be documented in such manner as the Agent shall (with the approval of the Majority Lenders) determine, shall be promptly notified to the Lenders by the Agent and without prejudice to the generality of clause 25.2) shall be binding on all the Lenders.

         (b)      All Lender matters; security

                  Except with the prior written consent of all the Lenders, the Agent shall not have authority on behalf of the Lenders to authorise the Security Agent to agree amendments or modifications to the Security Documents with the Obligors (or the Borrower on their behalf) and/or vary or waive breaches of, or defaults under, or otherwise excuse performance of, any provision of any of the Security Documents by any Obligor if the effect of such would be to: (i) release any Obligor from the security constituted by any Security Document, (ii) release any of the charged assets from the security constituted by any Security Document other than any such release as part of a disposal made pursuant to the terms of this Agreement, (iii) release any Obligor from any of its guarantee or other assurance obligations under any of the Security Documents or (iv) agree with the Borrower or any other Obligor any amendment of, or action in relation to, any of the Security Documents which would have the effect of (x) extending the due date or reducing the amount of any payment under any Security Document or (y) changing the currency in which any amount is payable under any Security Document.

         (c)      All Lender matters; general

                  Except with the prior written consent of all the Lenders, the Agent shall not have authority on behalf of the Lenders to agree with the Borrower any amendment or modification to this Agreement or to vary or waive


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                  breaches of or defaults under or otherwise excuse performance of any provision of this Agreement by the Borrower, if the effect of such would be to: (i) reduce the Margin, (ii) postpone the due date or reduce the amount of any payment of principal, interest, commitment commission or other amount payable by the Borrower under this Agreement, (iii) change the currency in which any amount is payable by the Borrower under this Agreement, (iv) increase any Lender's Commitment, (v) extend any period during which a Drawdown Notice may be delivered, (vi) change the definition of "Majority Lenders" in clause 1.1, (vii) change any provision of this Agreement which expressly requires the approval or consent of all the Lenders such that the relevant approval or consent may be given otherwise than with the sanction of all the Lenders, (viii) change the order of distribution under clause 17.3, (ix) change clause 17.4 or (x) change this clause 25.11.

25.12    REIMBURSEMENT AND INDEMNITY BY LENDERS

         Each Lender shall reimburse the Agent (rateably in accordance with (i) at any time prior to the first Drawdown Date, its Commitment and (ii) at any time thereafter, the aggregate of its Available Commitment and its Contribution), to the extent that the Agent is not reimbursed by the Borrower, for the amount expressed to be payable by the Borrower under clause 9.3. Each Lender shall on demand indemnify the Agent and the Security Agent (rateably in accordance with (i) at any time prior to the first Drawdown Date, its Commitment and (ii) at any time thereafter, the aggregate of its Available Commitment and its Contribution) against all liabilities, damages, costs and claims whatsoever incurred by the Agent in connection with any of the Finance Documents or the performance of its duties under the Finance Documents or any action taken or omitted by the Agent or the Security Agent under any of the Finance Documents, unless such liabilities, damages, reasonable costs or claims arise from the Security Agent or the Agent's own gross negligence or wilful misconduct. The Borrower shall counter-indemnify the Lenders against all payments by them under this clause 25.12.

25.13    RETIREMENT OF AGENT

         (a) The Agent may retire from its appointment as Agent under this Agreement having given to the Borrower and each of the Lenders not less than 30 days' notice of its intention to do so, provided that no such retirement shall take effect unless there has been appointed by the Lenders as a successor agent:

                  (i) a Lender nominated by the Majority Lenders with the approval of the Borrower (not to be unreasonably withheld or delayed) or, failing such a nomination or approval,

                  (ii) any reputable and experienced bank or financial institution with offices in London nominated by the Agent with the approval of the Borrower (not to be unreasonably withheld or delayed), which is a Qualifying Person.

                  Any corporation into which the Agent may be merged or converted or any corporation with which the Agent may be consolidated or any corporation resulting from any merger, conversion, amalgamation, consolidation or other reorganisation to which the Agent shall be a party shall, to the extent permitted by applicable law, be the successor Agent under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement save that notice of any such merger, conversion, amalgamation, consolidation or other reorganisation shall forthwith be given to the Borrower and the Lenders.

         (b) Upon any such successor as aforesaid being appointed, the retiring Agent shall be discharged from any further obligation under this Agreement (but shall continue to have the benefit of this clause 25 in respect of any action it has taken or refrained from taking prior to such discharge) and its successor and each of the other parties to this Agreement shall have the same rights and obligations among themselves as they would have had if such successor had been a party to this Agreement in place of the retiring Agent. The retiring Agent shall (at its sole expense) provide its successor with copies of such of its records as its successor reasonably requires to carry out its functions as such.

25.14    CHANGE OF REFERENCE BANKS

         If (a) the whole of the Contributions (if any) of any Reference Bank are prepaid, (b) the Commitment (if any) of any Reference Bank is reduced to zero in accordance with clause 23.5, (c) a Reference Bank transfers the whole of its rights and obligations (if any) as a Lender under this Agreement or (d) a Reference Bank ceases to provide quotations to the Agent upon request for the purposes of determining EURIBOR (where such quotations are required having regard to the definition of "EURIBOR" in clause 1.1) the Agent may, acting on the instructions of the Majority Lenders, terminate the appointment of such Reference Bank and after consultation with the Borrower appoint another Lender to replace such Reference Bank.

25.15    PROMPT DISTRIBUTION OF PROCEEDS

         Moneys received by the Security Agent (whether from a Receiver or otherwise) pursuant to the exercise of (or otherwise by virtue of the existence of) any rights and powers under or pursuant to any of the Security Documents and be paid to the Agent for distribution in accordance with the terms of the Security Deed shall be distributed by the Agent as soon as is practicable after the relevant moneys are received by, or otherwise become available to, the Agent save that (without prejudice to any other provision contained in any of the Security Documents) the Agent (acting on the instructions of the Majority Lenders) may credit any moneys received by it to a suspense account for so long and in such manner as the Agent may from time to time determine with a view to preserving the rights of the Finance Parties or any of them to prove for the whole of their respective claims against any Obligor or any other person liable.

26       DECISIONS OF LENDERS AND AGENT

26.1     OBLIGATIONS SEVERAL

         The obligations of each Lender under this Agreement are several; the failure of any Lender to perform such obligations shall not relieve any other Finance Party or the Borrower of any of their respective obligations or liabilities under this Agreement nor shall any Finance Party be responsible for the obligations of any other Finance Party under this Agreement (except to the extent that any person has obligations in different Finance Party capacities).

26.2     INTERESTS SEVERAL

         Notwithstanding any other term of this Agreement (but without prejudice to the provisions of this Agreement relating to or requiring action by the Majority Lenders) the interests of the Finance Parties are several and the amount due to each of the Finance Parties is a separate and independent debt. Without prejudice to any other provision of this Agreement (including any requirement for action to be approved or instigated by, or with the consent or approval of, the Majority Lenders and, without limitation, clause 26.4), each of the Finance Parties shall have the right to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Finance Party to be joined as an additional party in any proceedings for this purpose.

26.3     MAJORITY LENDERS

         (a) If, within 10 Banking Days of the Agent despatching to each Lender a notice requesting instructions (or confirmation of instructions) from the Lenders or the agreement of the Lenders to any amendment, modification, waiver, variation or excuse of performance for the purposes of, or in relation to, any of the Documents, the Agent has not received a reply specifically giving or confirming or refusing to give or confirm the relevant instructions or, as the case may be, approving or refusing to approve the proposed amendment, modification, waiver, variation or excuse of performance, then (irrespective of whether such Lender responds at a later date) the Agent shall treat any Lender which has not so responded as having indicated a desire to be bound by the wishes of a simple majority of those Lenders (measured in terms of the relevant Contributions of those Lenders) which have so responded.

         (b) For the purposes of clause 26.3, any Lender which notifies the Agent of a wish or intention to abstain on any particular issue shall be treated as if it had not responded.

         (c) Clause 26.3 shall not apply in relation to those matters referred to in, or the subject of, clause 25.11(b) and (c).

26.4     LENDERS ACTING TOGETHER

         If the Agent makes a declaration under clause 16.23 the Agent shall, in the names of all the Lenders, take such action on behalf of the Lenders and conduct such negotiations with the Borrower and any other members of the Group and generally administer the Loan in accordance with the wishes of the Majority Lenders. All the Lenders shall be bound by the provisions of this clause 26.4 and no Lender shall be entitled to take action independently against the Borrower or any other Group Member without the consent of the Majority Lenders.

27       NOTICES AND OTHER MATTERS

27.1     ADDRESS FOR NOTICE

         Every notice, request, demand or other communication under this Agreement shall:

         (a) be in writing delivered personally or by first-class prepaid letter (airmail if available) or telefax;

         (b) be deemed to have been received, subject as otherwise provided in this Agreement, in the case of a letter, when delivered personally or 5 days after it has been put into the post and, in the case of a telefax, when a transmission report which confirms that the transmission has been successfully completed has been printed by the sender's fax machine (unless the time of despatch of any telefax is after close of business in which case it shall be deemed to have been received at the opening of business on the next business day); and

         (c)      be sent:

                  (A)      to each Obligor at:

                           Paalbergweg 36

                           1105 BV
                           Amsterdam Zuidoost
                           The Netherlands


                           Telefax:   + 31 20 501 1018

                           Attention: Raj Raithatha and Jan van Berne

                  (B)      to the Agent and the Security Agent at:

                           c/o Nortel plc
                           Customer Finance Department
                           Westacott Way
                           Berks
                           England  SL6 3QH

                           Telefax:   +44 (0) 1628 432 884

                           Attention: Richard Banbury

                  (C) to each Lender at its address or telefax number specified in part A of schedule 1 or in any relevant Transfer Certificate,

                  or to such other address or telefax number as is notified by an Obligor, or a Finance Party, as the case may be, to the Agent and the Security Agent.

27.2     NOTICE TO AGENT

         Every notice, request, demand or other communication under this Agreement to be given by any Obligor to any other party shall be given to the Agent for onward transmission as appropriate and to be given to the Obligors shall (except as otherwise provided in this Agreement) be given by the Agent.

27.3     NO IMPLIED WAIVER, REMEDIES CUMULATIVE

         No failure or delay on the part of the Finance Parties or any of them to exercise any power, right or remedy any Finance Document shall operate as a waiver thereof, nor shall any single or partial exercise by the Finance Parties or any of them of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. The remedies provided in this Agreement and each of the Security Documents are cumulative and are not exclusive of any remedies provided by law.

27.4     COUNTERPARTS

         This Agreement may be executed in counterparts.

28       GOVERNING LAW AND JURISDICTION

28.1     LAW

         This Agreement shall be governed by English law.

28.2     SUBMISSION TO JURISDICTION

         The parties to this Agreement agree for the benefit of the Finance Parties that:

         (a) if any party has any claim against any other arising out of or in connection with this Agreement such claim shall (subject to clause 28.2(c)) be referred to the High Court of Justice in England, to the jurisdiction of which each of the parties irrevocably submits;

         (b) the jurisdiction of the High Court of Justice in England over any such claim against any Finance Party shall be an exclusive jurisdiction and no courts outside England shall have jurisdiction to hear or determine any such claim; and

         (c) nothing in this clause 28.2 shall limit the right of the Finance Parties to refer any such claim against any Obligor to any other court of competent jurisdiction outside England, to the jurisdiction of which each Obligor hereby irrevocably agrees to submit, nor shall the taking of proceedings by any Finance Party before the courts in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

28.3     AGENT FOR SERVICE OF PROCESS

         Each Obligor irrevocably designates, appoints and empowers Clifford Chance Secretaries Limited at present of 200 Aldersgate Street, London EC1A 4JJ to receive for it and on its behalf service of process issued out of the High Court of Justice in England in relation to any claim arising out of or in connection with this Agreement.

28.4     INCONVENIENT FORUM

         Each Obligor irrevocably waives any objection it may have now or hereafter to the laying of venue of any action or proceeding in any court or jurisdiction referred to in clause 28.2 and any claim it may have now or hereafter that any action or proceeding brought in such courts or jurisdiction has been brought in an inconvenient forum.

IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed on the date first above written.

                                   SCHEDULE 1

             Part A - Initial administrative details of the Lenders

---------------------------------------------------------------------------------
Party                     Address                Fax Number          Attention
---------------------------------------------------------------------------------
Nortel Networks           c/o Nortel plc     +44 (0)1628 432884   Richard Banbury
International Finance &   Customer Finance
Holding B.V.              Department
                          Westacott Way
                          Maidenhead
                          Berks
                          England
                          SL6 3QH
---------------------------------------------------------------------------------

                                   SCHEDULE 1
                          Part B - Original Guarantors


NAME                          COUNTRY OF INCORPORATION      ADDRESS
VersaTel Telecom              The Netherlands               Paalbergweg 36,
Netherlands B.V.                                            1105 BV
                                                            Amsterdam Zuidoost,
                                                            The Netherlands

VersaTel Telecom Belgium      Belgium                       Noorderlaan 133
N.V.                                                        North Trade Centre
                                                            2030 Antwerp
                                                            Belgium

                                   SCHEDULE 2

                             Form of Drawdown Notice



To:      [Agent]

         Attention: -                                                   Dated: -

            EURO 45,378,022 LOAN AGREEMENT DATED - (THE "AGREEMENT")

1 We wish to draw down an Advance in the amount of - on - 1999 with payment to be made in accordance with our irrevocable instructions to you contained in clause 4.2 of the Agreement.

2 We attach purchase orders and an acceptance certificate, and the supplemental agreement to the relevant Asset Charge duly executed in relation, inter alia, to the relevant Equipment, and

3        We confirm that:

         (a) so far as we are aware, no event or circumstance has occurred and is continuing which constitutes a Default,

         (b) the representations and warranties contained in clause 11 of the Agreement [which are deemed to be repeated pursuant to clause 11.21 of the Agreement] are true and correct as at the date of this notice as if made with respect to the facts and circumstances existing at the date of this notice; and

         (c)      there is no Material Adverse Effect.

4        Words defined in the Agreement have the same meanings in this notice.

                                Yours faithfully



                          VersaTel Telecom Europe B.V.

                   ...........................................

                                    Director

                                   SCHEDULE 3

Part A - Documents and evidence required as conditions precedent to first
Advance

(a) A copy, certified as a true, complete and up-to-date copy by an Authorised Officer of the Borrower, of the constitutive documents of each Obligor in a form acceptable to the Agent.

(b) A copy, certified as a true copy by an Authorised Officer of the Borrower, of resolutions of the Board of Directors and Shareholders of the Borrower evidencing approval of this Agreement and the Security Documents to which it is a party and authorising its appropriate officers to execute and deliver this Agreement, such Security Documents and to give all notices and take all other action required by the Borrower under this Agreement and each such Security Document.

(c) A copy, certified as a true copy by an Authorised Officer of the Borrower or a director or the secretary of the relevant Obligor of resolutions of the Supervisory Board or the Board of Directors and (where relevant) the Shareholders of each Obligor evidencing approval of this Agreement and the Security Documents to which they are a party and authorising their respective appropriate officers to execute and deliver such Security Documents and to give all notices and take all other action required by such Obligor thereunder.

(d) Specimen signatures, authenticated by an Authorised Officer of the Borrower or a director or the secretary of the relevant Obligor of the persons authorised in the resolutions referred to in paragraphs (b) and
         (c) above, together with originals of the powers of attorney granted by the Borrower and any Obligor in connection with the Finance Documents.

(e)      Legal Opinions

         (i) An opinion of Norton Rose, dated not more than five Banking Days prior to the first Drawdown Date.

         (ii) An opinion of Trenite van Doorne, legal advisers to the Lenders in The Netherlands, dated not more than five Banking Days prior to the first Drawdown Date.

         (iii) An opinion of Huysmans & Partners, legal advisers to the Lenders on Belgium, dated not more than five Banking Days prior to the first Drawdown Date.

(f) A copy, certified as a true copy by an Authorised Officer of the Borrower of a letter from each agent for receipt of service of process referred to in this Agreement and the Security Deed accepting its appointment.

(g) The Asset Charges, the Parent Subordinated Loan Agreement and the Security Deed duly executed by the Obligor as party thereto together with all documents, deeds, notices and certificates required to be delivered pursuant to the terms thereof.

(h) The Accounts for the financial year ended on 31 December 1998 and the Quarterly Management Accounts, for the Quarterly Period ended on 31 March 1999.

(i) Copies, certified by an Authorised Officer of the Borrower to be true, complete and up to date copies of:

         (i)      the Licences; and

         (ii)     the Project Agreements; and

         (iii)    the Notes.

(j) Evidence that a minimum amount of NLG40,000,000 has been subscribed in cash for equity share capital in the Borrower issued fully paid or lent to the Borrower pursuant to a Parent Subordinated Loan Agreement (in each case) by the Parent.

(k) Evidence satisfactory to the Agent that the Group has a satisfactory level of insurances.

(l)      The agreed form Quarterly Management Accounts.

(m)      The agreed form Business Plan and Annual Budget.

(n) An agreement to provide a software licence from Nortel Networks and a letter from Nortel Networks acknowledging the directions in clause 6.3(g).

(o)      A structure chart of the Group.

(p) The Supply Agreement, together with all amendments considered necessary by the Agent.

(q)      An opinion from Shearman & Sterling concerning the Notes.

(r)      Satisfactory legal due diligence is completed.

   Part B - Documents and evidence required as conditions precedent to Advance in respect of Reunion Equipment

(a) Confirmation that any additional licence required for the use of the Reunion Equipment in any country in which such Reunion Equipment is to be installed has been awarded to the Borrower and is in a form reasonably satisfactory to the Agent.

(b) Any other conditions precedent as set out in the Supply Agreement which will cause the amendment of 28 September 1998 to be effective.

                                   SCHEDULE 4

                        Calculation of UK Additional Cost


1 The Additional Cost for any period shall be calculated by the Agent in respect of each period for which it falls to be calculated in accordance with the following formula:

                          Y100F
                          ----- = per cent. per annum
                           100

F = The amount of Sterling per pound sterling 1,000,000 of the fee base of an authorised institution payable to the Financial Services Authority per annum (disregarding any minimum fee payable under the Fees Regulations)

Y = The fraction of foreign currency liabilities taken into account under the Fees Regulations in calculating the fee base (disregarding any offset for claims on non-resident offices)

2        For the purposes of calculating the Additional Cost:

         (a) the formula is applied on the first day of each period for which it falls to be calculated (and the result shall apply for the duration of such period);

         (b)      each amount is rounded up to the nearest four decimal places;
                  and

         (c) if the formula produces a negative percentage, the percentage shall be taken as zero.

3 If alternative or additional financial requirements are imposed by the Lender of England, the Financial Services Authority or any other United Kingdom governmental authority or agency which in the Agent's opinion (after consultation with the Lenders) make the formula no longer appropriate, the Agent shall be entitled by notice to the Borrower to stipulate such other formula as shall be suitable to apply in substitution for the formula. Any such other formula so stipulated shall take effect in accordance with the terms of such notice.

4        In this schedule 4:

         "AUTHORISED" and "INSTITUTION" have the meanings given to those terms in the Banking Act 1987;

         "BANK OF ENGLAND ACT" means the Bank of England Act 1998;

         "FEE BASE" has the meaning given to that term in the Fees Regulations; and

         "FEES REGULATIONS" means the Banking Supervision (Fees) Regulations 1998 or the applicable Transfer regulations made under the Bank of England Act as are in force on the date of application of the formula.

                                   SCHEDULE 5

                          Form of Transfer Certificate

NB        1        Lenders are advised not to employ Transfer Certificates or otherwise to transfer interests in the Agreement without first ensuring that the transaction complies with all applicable laws and regulations, including the Financial
                   Services Act 1986 and regulations made thereunder.

          2 It is expected that Lenders will enter into separate arrangements dealing with the monies to be paid to the Transferor Lender by the Transferee in consideration of the transfer (e.g. principal, accrued interest, fees and any mismatched funding adjustment). Unless the Effective Date is a rollover date, mismatches of parties' funding may arise. The Certificate does not deal with these issues, nor does it deal with any interim risk participation the Transferor Lender may grant to the Transferee pending the Effective Date.


To: - on its own behalf, as agent for the Lenders and on behalf of the Security Agent, the Borrower and each other party to the Agreement mentioned below and the Security Trust Deed.

Attention: -                                                              [Date]

                              Transfer Certificate

This Transfer Certificate relates to a euro 45,378,022 Facility Agreement (the "AGREEMENT") dated - May 1999 between, among others, VersaTel Telecom Europe B.V. as Borrower (1), the Parent and certain Subsidiaries as Guarantors (2), Northern Telecom International Finance B.V. as Agent and Security Agent (3) and the banks and financial institutions whose respective names and addresses are set out in schedule 1 thereto as Lenders (4). Terms defined in the Agreement shall have the same meaning in this Transfer Certificate.

1 [Transferor Lender] (the "TRANSFEROR LENDER") (a) confirms the accuracy of the summary of its participation in the Agreement set out in the schedule below; and (b) requests [Transfer] (the "Transfer") to accept by way of transfer the portion of such participation specified in the schedule hereto by counter-signing and delivering this Transfer Certificate to the Agent at its address for the service of notices specified in the Agreement.

2 The Transferee hereby requests the Agent on behalf of itself, the other Finance Parties, the Obligors and all other parties to the Agreement and the Priorities Agreement) to accept this Transfer Certificate as being delivered to the Agent pursuant to and for the purposes of the Agreement and the Security Deed so as to take effect in accordance with the terms thereof on [date of transfer] (the "EFFECTIVE DATE") or on such later date as may be determined in accordance with the terms thereof.

3 The Agent (on behalf of itself and the other parties to the Agreement and the Security Deed) confirms the transfer effected by this Transfer Certificate pursuant to and for the purposes of the Agreement and the Security Deed so as to take effect in accordance with the terms thereof.

4        The Transferee confirms:

         (a) that it has received a copy of each of the Documents and all other documentation and information required by it in connection with the transactions contemplated by this Transfer Certificate;

         (b) that it has not relied upon any statement, opinion, forecast or other representation or warranty made by the Transferor Lender, the Security Agent or the Agent to induce it to enter into this Transfer Certificate;

         (c) that it has made and will continue to make, without reliance on the Transferor Lender or any other Finance Party, and based on such documents as it considers appropriate, its own appraisal of the creditworthiness of the Borrower and the Group and its own independent investigation of the financial condition, prospects and affairs of the Borrower and the Group in connection with the making and continuation of the Facility under the Agreement and the other Finance Documents;

         (d) that neither the Transferor Lender nor any other Finance Party shall at any time be deemed to have had or have a duty or responsibility, either historically, initially or on a continuing basis, to provide the Transferee with any credit or other information with respect to the Borrower or any other member of the Group whether coming into its possession before the making of any Drawing or at any time or times thereafter, other than (in the case of the Agent) as provided in clauses 24.3(a) and 24.5(a) of the Agreement;

         (e) that it has made and will continue to make its own assessment of the legality, validity, enforceability and sufficiency of the Finance Documents and this Transfer Certificate and has not relied and will not rely on the Transferor Lender, the Security Agent or the Agent or any statements made by any of them in that respect;

         (f) that, accordingly, none of the Transferor Lender, the Security Agent and the Agent shall make any representations or warranties in respect of, or shall have any liability or responsibility to the Transferee in respect of, any of the foregoing matters or any other matter referred to in clause
                  24.7 of the Agreement;

         (g)      that it is [not] a Qualifying Person; and

         (h) that it has signed and agrees to be bound by and comply with an appropriate confidentiality undertaking issued by the Transferor Lender.

5 Execution of this Transfer Certificate by the Transferee constitutes its representation to the Transferor Lender and all other parties to the Agreement and the Security Deed that it has power to become party to the Agreement and the Security Deed as a Lender on the terms herein and therein set out and has taken all necessary steps to authorise execution and delivery of this Transfer Certificate.

6 The Transferee hereby undertakes to the Transferor Lender, the Finance Parties, the Obligors and each of the other parties to the Agreement and the Security Deed that it will perform in accordance with its terms all those obligations which by the terms of the Agreement and the Security Deed will be assumed by it after acceptance of this Transfer Certificate by the Agent.

7 Without limiting the above paragraphs, nothing in this Transferee Certificate obliges the Transferor Lender to:

         (a) accept any re-transfer from the Transferee of any of the rights, benefits and/or obligations hereby transferred; or

         (b) support any losses incurred by the Transfer by reason of any non-performance by the Borrower or any other party to the Finance Documents or any document relating thereto of any of its obligations under the same.

8 This Transfer Certificate and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with English law.

Note: This Transfer Certificate is not a security, bond, note, debenture, investment or similar instrument.

                                  The Schedule

Commitment                                                  Portion Transferred
(pound sterling)                                            (pound sterling)
----------------                                            -------------------


Contribution               Next Interest Payment Date        Portion Transferred
(pound sterling)           --------------------------        (pound sterling)
----------------                                             -------------------


                      ADMINISTRATIVE DETAILS OF TRANSFEREE

Lending Office:

Account for payments:

Telephone:

Telefax:

Attention:

[Transferor Lender]                                     [Transferee]

By: .....................                               By: ...................

Date:                                                   Date:

The Agent

By:

 ...................

on its own behalf

and on behalf of the other Finance Parties, the Obligors and all other parties to the Agreement and the Security Deed.

                                   SCHEDULE 6

 Compliance Certificate to be delivered by an Authorised Officer of the Borrower



[Agent]

Attention: -                                                              [Date]





Dear Sirs

VERSATEL TELECOM EUROPE B.V. EURO 45,378,022 CREDIT FACILITIES

LOAN AGREEMENT DATED, MAY 1999 (AS FROM TIME TO TIME AMENDED, VARIED, EXTENDED, RESTATED, REFINANCED OR REPLACED THE "LOAN AGREEMENT")

We refer to the Loan Agreement and deliver this Certificate in respect of the Quarterly Period ended [Quarter Day] pursuant to clause 12.1 thereof. Terms defined in the Loan Agreement shall have the same meaning when used in this Certificate.

We confirm that:

1        Consolidated EBITDA for the Quarterly Period ending on [Quarter Day]
         was [     ] [insert calculation details].

2        Annualised Consolidated EBITDA calculated by reference to the Quarterly
         Period ending on [Quarter Day] was [     ] [insert calculation details]

3        As at the end of [Quarter Day] Senior Debt was [     ] [insert
         calculation details].

4        As at the end of [Quarter Day] Total Debt was [     ] [insert
         calculation details].

5        As at the end of [Quarter Day] Total Relevant Assets were [-].

6        Net Worth as at [Quarter Day] was [     ] [insert calculation details].

Based on the above, we confirm that on [Quarter Day]:

1 The ratio of Senior Debt to Annualised Consolidated EBITDA was [-] [insert calculation details].

2 The ratio of Total Debt to Net Worth was [-] [insert calculation details].

3        Free Cash Flow was [-].


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
4 The ratio of Consolidated EBITDA to Total Debt Interest Charges was [-] [insert calculation details].

5 Average revenues per month per Subscriber (other than Subscribers in respect of any Permitted Acquisition which are not categorised as Business Subscribers) for such Quarterly Period ending on [Quarter Day]) was [-].

6 Total revenues received from Subscribers (other than Subscribers in respect of any Permitted Acquisition which are not categorised as Business Subscribers) by reference to the Twelve Month Period ending on [Quarter Day] was [-].

7 Capital expenditure of the System per Subscriber (other than Subscribers in respect of any Permitted Acquisition which are not categorised as Business Subscribers) was [-].

Accordingly, we confirm that [save as disclosed in this certificate] on [Quarter Day] the Borrower was in compliance with those covenants contained in clause 15 inclusive of the Loan Agreement which were applicable as at [Quarter Day].

We confirm that the representations and warranties contained in clause 11 of the Loan Agreement to be repeated in accordance with clause 11.21 of the Loan Agreement, are true and correct as at the date hereof as if made with respect to the facts and circumstances existing at such date.

For and on behalf of

VersaTel Telecom Europe B.V.



 ....................................

Authorised Officer


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                                   SCHEDULE 7

                               Project Agreements

1        The Licences

2        The Supply Agreement

3 Interconnect Agreement between the Parent and PTT Telecom B. V. dated 29 May 1997

4        Interconnect Agreement between VersaTel Belgium and Belgacom N.V./S.A.
         dated 2 November 1998

5 Shareholders Agreements dated 27 December 1996 relating to the Parent and between Telecom Founders B. V., Nesbic C.V., Cromwilld Limited, the Parent, Robert Gary Mesch and Open Skies International, Inc.

6 Interconnect Agreement dated 25 March 1997 between Telfort BV and VersaTel Telecom International N.V. (formerly Versatel Telecom B.V.).

7 Interconnect Agreement dated 3 December 1997 between Facilicom International L.L.C. and VersaTel Telecom International B.V. (formerly Versatel Telecom B.V.).

8 Interconnect Agreement dated 7 May 1996 between Global One Communications BV and VersaTel Telecom International N.V. (formerly Versatel Telecom B.V.).

9 Interconnect Agreement dated 6 October 1997 between CasTel N.V. and VersaTel Telecom International N.V. (formerly Versatel Telecom B.V.).

10 Interconnect Agreement dated 17 November 1998 between InterXion Telecom BV and VersaTel Telecom International N.V. (formerly Versatel Telecom B.V.).

11 Interconnect Agreement dated 26 June 1996 between BT (Worldwide) Ltd. and VersaTel Telecom International N.V. (formerly Versatel Telecom B.V.).

12 Interconnect Agreement dated 4 February 1999 between WORLDxCHANGE BV and VersaTel Telecom International N.V. (formerly Versatel Telecom B.V.).

13 Any interconnect agreements from time to time entered into with any telecommunications operation by a Group Member


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                                   SCHEDULE 8

                                    Licences

1 Licence in the name of the Parent dated 17 December 1998 from Onafhankelijke Post en Telecommunicatie Autoriteit, relating to telecom services

2 Licence in the name of the Parent dated 17 December 1998 from Onafhankelijke Post en Telecommunicatie Autoriteit, relating to the telecom network

3 Licence in the name of VersaTel Belgium dated 21 December 1998 from Belgisch Instituut voor post diensten en telecommunicatie.

4 Licence in the name of VersaTel Belgium B.V. dated 22 June 1998 (came into force on 21 December 1998).

5 Licence in the name of VersaTel International N.V. (formerly Versatel Telecom B.V.) dated 3 December 1998 (came into force on 7 January
         1999).

Please note that the licence for VersaTel Belgium (referred to in paragraph 4 of the schedule) is based on a royal decree dated 22 June 1998 and came into force on 21 December 1998.


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                                   SCHEDULE 9

                      Part A - Deed of Guarantor Accession

To:      - as Security Agent

From:    [PROPOSED GUARANTOR] and VERSATEL TELECOM EUROPE B.V.

Date:    [                 ]



VERSATEL TELECOM EUROPE B.V. euro 45,378,022 Term Loan Agreement dated -, 1999 as from time to time amended, varied, extended, restated, refinanced or replaced (the "FACILITY AGREEMENT")

We refer to clause 10.16 of the Facility Agreement. Words and expressions defined in the Facility Agreement have the same meanings when used in this Deed.

We, [name of company] of [address] agree to become an Acceding Guarantor and to be bound by the terms of the Facility Agreement as an Acceding Guarantor in accordance with clause 10.17 of the Facility Agreement and the Security Deed as a Guarantor in accordance with clause 10.5 of the Security Deed.

[LOCAL LAW LIMITATIONS ON AMOUNTS GUARANTEED BY ACCEDING GUARANTOR (IF ANY)]

Our address for notices for the purposes of clause 27.1 of the Facility Agreement is:

[





                           ]

This Deed is intended to be executed as a deed and is governed by English law.

[PROPOSED GUARANTOR]                        VERSATEL TELECOM EUROPE B.V.



[Appropriate execution clause]              [Appropriate execution clause]

By:                                         By:


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
By:



- [Security Agent]

[Appropriate execution clause]





By


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                                   SCHEDULE 9

    Part B - Documents and Evidence to be delivered by an Acceding Guarantor

(a) a Deed of Guarantor Accession, a Charging Entity's Deed of Accession (as defined in the Security Deed) and, if relevant an Asset Charge, duly executed under seal by the Acceding Guarantor and the Borrower;

(b)      a copy of the constitutional documents of each of the Acceding
         Guarantor;

(c) a copy of a resolution of the board of directors of each of the Acceding Guarantor approving the terms of, and the transactions contemplated by, the Deed of Guarantor Accession, the Charging Entity's Deed of Accession and the relevant Asset Charge, authorising its Authorised Officers to execute and deliver the Deed of Guarantor Accession, the Charging Entity's Deed of Accession and the relevant Asset Charge, and give all notices and take all other action required by it under the Finance Documents;

(d) a certificate of a director of the Acceding Guarantor certifying that the amounts to be guaranteed by the Acceding Guarantor would not cause any guaranteeing limit binding on it to be exceeded;

(e) a copy of any other authorisation or other document, opinion or assurance which is necessary for the execution, delivery and validity and enforceability of the Deed of Guarantor Accession, the Charging Entity's Deed of Accession and the relevant Asset Charge;

(f) a specimen of the signature of each person authorised by a resolution referred to in paragraph (c) above;

(g) a legal opinion of English legal advisers, acceptable to the Agent, addressed to the Security Agent on behalf of the Beneficiaries (as defined in the Security Deed)

(h) if the Acceding Guarantor is incorporated in a jurisdiction outside England, a legal opinion of legal advisers, acceptable to the Agent, in the jurisdiction of incorporation of the Acceding Guarantor (as appropriate), addressed to the Security Agent on behalf of the Beneficiaries (as defined in the Security Deed);

(i) a certificate of an Authorised Officer of the Acceding Guarantor certifying that each copy document specified in part B of this schedule 9 and relating to it is correct, complete and in full force and effect as at a date no earlier than the date of the Deed of Guarantor Accession, the Charging Entity's Deed of Accession and the relevant Asset Charge;

(j) a certificate of an Authorised Officer of the Borrower confirming that its constitutional documents have not been amended (or, if they have, enclosing a copy of the amended constitutional documents) and that all authorisations and resolutions authorising its appropriate officers to execute and deliver the Deed of


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         Guarantor Accession, the Charging Entity's Deed of Accession and the
         relevant Asset Charge remain in full force and effect; and

such other documents as the Agent may reasonably require after taking the advice of the legal advisers referred to in paragraphs (g) and (i) above.


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EXECUTED by the parties:

BORROWER

SIGNED for and on behalf of         )
VERSATEL TELECOM EUROPE B.V.        )

GUARANTORS

SIGNED for and on behalf of         )
VERSATEL TELECOM                    )
NETHERLANDS B.V.                    )


SIGNED for and on behalf of         )
VERSATEL TELECOM BELGIUM            )
N.V.                                )


SIGNED for and on behalf of         )
VERSATEL TELECOM                    )
INTERNATIONAL N.V.                  )

LENDERS AND FINANCIAL INSTITUTIONS

SIGNED for and on behalf of         )
NORTEL NETWORKS                     )
INTERNATIONAL FINANCE &             )
HOLDING B.V.                        )

AGENT

SIGNED for and on behalf of         )
NORTEL NETWORKS                     )
INTERNATIONAL FINANCE &             )
HOLDING B.V.                        )

SECURITY AGENT

SIGNED for and on behalf of         )
NORTEL NETWORKS                     )
INTERNATIONAL FINANCE &             )
HOLDING B.V.                        )


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